1940 Act File No. 811-08103
                                                     1933 Act File No. 333-23673

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 POST-EFFECTIVE

                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-6

For Registration under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2

A.  Exact name of Trust:  NUVEEN UNIT TRUSTS, SERIES 2

B.  Name of Depositor:    JOHN NUVEEN & CO. INCORPORATED

C.  Complete address of Depositor's principal executive offices:

    333 West Wacker Drive
    Chicago, Illinois 60606

D.  Name and complete address of agents for service:

    JOHN NUVEEN & CO. INCORPORATED
    Attention: Alan G. Berkshire
    333 West Wacker Drive
    Chicago, Illinois 60606

    CHAPMAN AND CUTLER
    Attention: Eric F. Fess
    111 West Monroe Street
    Chicago, Illinois 60603

It is proposed that this filing will become effective (check appropriate box)

:X :     immediately upon filing pursuant to paragraph (b)
:  :     on (date) pursuant to paragraph (b)
:  :     60 days after filing pursuant to paragraph (a)
:  :     on (date) pursuant to paragraph (a) (1) of rule (485)
:  :     this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
 E. Title of securities being registered: Units of fractional undivided beneficial interest.
 F. Approximate date of proposed sale to the public: As soon as practicable after the effective date of the Registration Statement.

:  :     Check box if it is proposed that this filing will become effective on
:  :     (date) at (time), pursuant to Rule 487.

                               NUVEEN UNIT TRUSTS
                             FIXED INCOME PROSPECTUS
                                    PART ONE
                               SEPTEMBER 15, 1998

Note:    This  Prospectus  may be used only when  accompanied  by Part Two.
Both parts of this  Prospectus  should be retained  for future reference.

         See Part Two for the "Schedules of Investments," essential information based thereon, and financial statements, including the report of independent public accountants, relating to the Series of the Trust offered hereby.

         THIS NUVEEN UNIT TRUST SERIES consists of the underlying separate unit investment trusts set forth in Part Two of this Prospectus. Each trust consists of a portfolio of securities (see "Schedule of Investments" appearing in Part Two of this Prospectus). Except in specific instances as noted in Part Two of this Prospectus, the information contained in this Part One shall apply to each applicable Trust in its entirety.

         Trusts consisting of a portfolio of U.S. Treasury obligations ("US. Treasury Obligations") shall be referred to herein as "U.S. Treasury Trusts." Trusts primarily consisting of a portfolio of investment grade, corporate debt obligations issued after July 18, 1984 ("Corporate Bonds") shall be referred to herein as "Corporate Trusts." Collectively, the U.S. Treasury Trusts and the Corporate Trusts shall be referred to herein as the "Trusts." Corporate Trusts consisting primarily of insured Corporate Bonds shall be referred to herein as "Insured Corporate Trusts" and Corporate Trusts consisting primarily of uninsured investment grade Corporate Bonds shall be referred to herein as "Investment Grade Corporate Trusts." U.S. Treasury Obligations and the Corporate Bonds shall be referred to herein as the "Obligations," "Securities," or "Bonds."

         THE OBJECTIVES of the U.S. Treasury Trusts are to provide current interest income consistent with preservation of capital and investment flexibility. The objective of the Insured Corporate Trusts is to provide a high level of current income consistent with preservation of capital provided primarily by an insured portfolio of corporate debt obligations issued by utility companies, including telephone companies. The objective of the Investment Grade Corporate Trusts is to provide a high level of current income through investing in a portfolio consisting primarily of investment grade, corporate debt obligations issued after July 18, 1984.

         PUBLIC OFFERING PRICE. The Public Offering Price per Unit for a particular Trust for "secondary market" sales is based on a pro rata share of the sum of bid prices per Unit of the Securities in such Trust plus the sales charges for the Securities determined in accordance with the table set forth herein under the caption "Public Offering Price" based on the number of years remaining to the maturity of each such Securities and adjusted for cash, if any, held or owed by the Trust. See the table in "Public Offering Price" regarding reduced sales charges on large transactions. Units are offered at the Public Offering Price plus interest accrued to, but not including, the date of settlement. (See "Public Offering Price.") The minimum purchase is either $5,000 or 50 Units ($1,000 or 10 Units for Traditional and Roth IRA purchases and $500 or nearest whole number of Units whose value is less than $500 for Education IRA purchases), whichever is less. The bid prices of the Securities in a portfolio may represent a "market" discount from or premium over the par value of the Securities.

         THE UNITS being offered by this Prospectus are issued and outstanding Units that have either been reacquired by John Nuveen & Co. Incorporated through the purchase of Units tendered to the Trustee for redemption or by purchase by John Nuveen & Co. Incorporated or dealers in the open market. The price paid in each instance was not less than the Redemption Price determined as provided herein under the caption "How Units May Be Redeemed Without Charge." Any profit or loss resulting from the sale of the Units will accrue to John Nuveen & Co. Incorporated or dealers and no proceeds from the sale will be received by the Trusts.

         MARKET. A Unitholder may redeem Units at the office of the Trustee, The Chase Manhattan Bank, at prices based upon the bid prices of the Bonds in such Trust. The Sponsor, although not required to do so, intends to make a secondary market for the Units at prices based upon the bid prices of the Bonds in each Trust.

         Units of the Trust are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency and involve investment risk, including the possible loss of principal.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                TABLE OF CONTENTS

THE NUVEEN UNIT TRUSTS--DESCRIPTION...............................................................................1
OBJECTIVES OF THE TRUSTS..........................................................................................1
SUMMARY OF PORTFOLIOS.............................................................................................2
RISK FACTORS......................................................................................................2
COMPOSITION OF TRUSTS.............................................................................................7
INSURANCE ON BONDS IN INSURED CORPORATE TRUSTS....................................................................9
PUBLIC OFFERING PRICE............................................................................................10
MARKET FOR UNITS.................................................................................................13
ACCRUED INTEREST.................................................................................................14
ESTIMATED LONG TERM RETURN AND ESTIMATED CURRENT RETURN..........................................................14
DETERMINATION OF THE PRICE OF BONDS AT DATE OF DEPOSIT...........................................................15
TAX STATUS OF UNITHOLDERS........................................................................................15
COUNSEL FOR TRUSTEE..............................................................................................19
OPERATING EXPENSES...............................................................................................19
DISTRIBUTIONS TO UNITHOLDERS.....................................................................................20
ACCUMULATION PLAN................................................................................................21
DETAILED REPORTS TO UNITHOLDERS..................................................................................21
UNIT VALUE AND EVALUATION........................................................................................22
DISTRIBUTION OF UNITS TO THE PUBLIC..............................................................................22
OWNERSHIP AND TRANSFER OF UNITS..................................................................................24
REPLACEMENT OF LOST, STOLEN OR DESTROYED CERTIFICATES............................................................25
HOW UNITS MAY BE REDEEMED WITHOUT CHARGE.........................................................................25
HOW UNITS MAY BE PURCHASED BY THE SPONSOR........................................................................26
HOW BONDS MAY BE REMOVED FROM THE TRUSTS.........................................................................27
INFORMATION ABOUT THE TRUSTEE....................................................................................27
LIMITATIONS ON LIABILITIES OF SPONSOR AND TRUSTEE................................................................27
SUCCESSOR TRUSTEES AND SPONSORS..................................................................................28
INFORMATION ABOUT THE SPONSOR....................................................................................28
AMENDMENT AND TERMINATION OF INDENTURE...........................................................................29
LEGAL OPINION....................................................................................................29
AUDITORS.........................................................................................................29
SUPPLEMENTAL INFORMATION.........................................................................................30

THE NUVEEN UNIT TRUSTS--DESCRIPTION

         Each Series of the Nuveen Unit Trusts is one of a series of separate but similar investment companies created by the Sponsor, each of which is designated by a different Series number. Each Series includes one or more underlying separate unit investment trusts (the "Trusts"). Each Series was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Indenture") between John Nuveen & Co. Incorporated (the "Sponsor") and The Chase Manhattan Bank (the "Trustee"). Specific information regarding each Trust is provided in Part Two to the Prospectus. The Sponsor has deposited with the Trustee or the Trust has purchased the interest-bearing obligations listed in the Schedules of Investments in Part Two, which constitute the Trusts' underlying securities.

         Each Unit of a Trust represents a fractional undivided interest in the principal and net income of such Trust in the ratio set forth in "Essential Information" in Part Two for the applicable Trust. To the extent that any Units are redeemed by the Trustee, the aggregate value of the Trust's assets will decrease by the amount paid to the redeeming Unitholder, but the fractional undivided interest of each unredeemed Unit in such Trust will increase proportionately. The Units offered hereby are issued and outstanding Units which have either been reacquired by the Sponsor through the purchase of Units tendered to the Trustee for redemption or by purchase by the Sponsor or dealers in the open market. No offering is being made on behalf of the Trusts and any profit or loss realized on the sale of Units will accrue to the Sponsor.

         Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in each Insured Corporate Trust has been obtained by the Sponsor or by the issuers of such Bonds from the MBIA Insurance Corporation, and as a result of such insurance the Bonds in the Insured Corporate Trusts are rated "Aaa" by Moody's Investors Services, Inc. ("Moody's") and/or "AAA" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"). (See "Insurance on Bonds in Insured Corporate Trusts.")

OBJECTIVES OF THE TRUSTS

         U.S. Treasury Trusts. The objective of the U.S. Treasury Trusts is to provide current income consistent with preservation of capital and investment flexibility. The U.S. Treasury Trusts seek to achieve this objective through investment in a portfolio of U.S. Treasury Obligations with differing maturities which are backed by the full faith and credit of the United States Government. Interest income distributed by each U.S. Treasury Trust is exempt from state and local personal income taxes in all states.

         Corporate Trusts. The objective of the Insured Corporate Trusts is to provide a high level of current income consistent with preservation of capital provided primarily by an insured portfolio of corporate debt obligations issued after July 18, 1984 by utility companies, including telephone companies. The objective of the Investment Grade Corporate Trusts is to provide a high level of current income through investing in a portfolio consisting primarily of investment grade, corporate debt obligations issued after July 18, 1984. In addition, certain Corporate Trusts may also contain U.S. Treasury Obligations. The Corporate Trusts may be an appropriate investment vehicle for investors who wish to participate in a portfolio of taxable fixed income obligations issued by corporate obligors with greater diversification than investors might be able to acquire individually. Corporate Bonds of the type deposited in the Corporate Trusts often are not available in small amounts. Diversification of the Corporate Trusts' assets will not eliminate the risk of loss always inherent in the ownership of corporate debt obligations.

         Units of both the U.S. Treasury Trusts and the Corporate Trusts are available to non-resident aliens and the income from the Trusts, provided certain conditions are met, will be exempt from withholding for such foreign investors. There is, of course, no guarantee that the Trusts' objectives will be achieved.

SUMMARY OF PORTFOLIOS

         In selecting U.S. Treasury Obligations for deposit in the U.S. Treasury Trusts the following factors, among others, were considered by the Sponsor: (a) the types of such obligations available; (b) the prices and yields of such obligations relative to other comparable obligations, including the extent to which such obligations are traded at a premium or at a discount from par; and
(c) the maturities of such obligations.

         In selecting Corporate Bonds for deposit in the Corporate Trusts, the following factors, among others, were considered by the Sponsor: (a) the prices and yields of such Corporate Bonds relative to other Corporate Bonds of similar quality and maturity, including the extent to which such Corporate Bonds are traded at a premium or discount from par; (b) the present rating and credit quality of the issuers of the Corporate Bonds and the potential improvement in the credit quality of such issuers; (c) the diversification of the Corporate Bonds as to location of issuer; (d) the income to the Unitholders of the Corporate Trusts; (e) whether the Corporate Bonds were issued; (f) the stated maturities and call provisions of the Corporate Bonds; (g) whether the Corporate Bonds were issued by a utility company; and (h) whether the Corporate Bonds were insured and the availability and cost of insurance for the Corporate Bonds.

RISK FACTORS

         U.S. Treasury Obligations. U.S. Treasury Obligations are direct obligations of the United States and are backed by its full faith and credit although the Units are not so backed. The U.S. Treasury Obligations are not rated but in the opinion of the Sponsor have credit characteristics comparable to those of securities rated "AAA" by nationally recognized rating agencies.

         An investment in Units of a Trust which contains U.S. Treasury Obligations should be made with an understanding of the risks which an investment in fixed rate debt obligations may entail, including the risk that the value of the U.S. Treasury Obligations and hence the Units will decline with increases in interest rates. The high inflation of prior years, together with the fiscal measures adopted in response to such inflation, have resulted in wide fluctuations in interest rates and, thus, in the value of fixed rate debt obligations generally. The Sponsor cannot predict whether such fluctuations will exist in the future.

         Corporate Debt Obligations. An investment in Units of a Corporate Trust should be made with an understanding of the risks that an investment in fixed rate, investment grade corporate debt obligations may entail, including the risk that the value of the Bonds, and therefore the Units, will decline with increases in interest rates. Although in recent years interest rates have been relatively stable, the high inflation of prior years, together with the fiscal measures adopted in response to such inflation, have resulted in wide fluctuations in interest rates and thus in the value of fixed rate debt obligations generally. Generally, bonds with longer maturities will fluctuate in value more than bonds with shorter maturities. A slowdown in the economy, or a development adversely affecting an issuer's creditworthiness, may result in the issuer being unable to maintain earnings or sell assets at the rate and at the prices, respectively, that are required to produce sufficient cash flow to meet its interest and principal requirements and accordingly such issuer may not be able to meet its obligations to make principal and income payments. In addition, a slowdown in the economy or a development adversely affecting an issuer's creditworthiness may also result in the ratings of the Corporate Bonds and the value of the underlying portfolio being reduced. The Corporate Trusts consist of Corporate Bonds that, in many cases, do not have the benefit of covenants that would prevent the issuer from engaging in capital restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings that could have the effect of reducing the ability of the issuer to meet its obligations and might also result in the ratings of the Corporate Bonds and the value of the underlying portfolio being reduced.

         Should the issuer of any Corporate Bond default in the payment of principal or interest, the Corporate Trust may incur additional expenses seeking payment on the defaulted Bond. Because amounts recovered by a Corporate Trust in payment under the defaulted Corporate Bond, if any, may not be reflected in the value of the Units until actually received by such Corporate Trust, and depending upon when a Unitholder purchases or sells his or her Units, it is possible that a Unitholder would bear a portion of the cost of recovery without receiving a portion of any payment recovered.

         Utility Issues. Certain of the Corporate Bonds in a Corporate Trust may be obligations of utility issuers. In general, utilities are regulated monopolies engaged in the business of supplying light, water, power, heat, transportation or means of communication. Historically, the utilities industry has provided investors in securities issued by companies in this industry with high levels of reliability, stability and relative total return on their investments. However, an investment in a Corporate Trust which contains obligations of utility issuers should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of such Corporate Bonds in certain Corporate Trusts to make payments of principal and/or interest on such Corporate Bonds.

         Utilities are generally subject to extensive regulation by state utility commissions which, for example, establish the rates which may be charged and the appropriate rate of return on an approved asset base, which must be approved by the state commissions. Certain utilities have had difficulty from time to time in persuading regulators, who are subject to political pressures, to grant rate increases necessary to maintain an adequate return on investment and voters in many states have the ability to impose limits on rate adjustments (for example, by initiative or referendum). Any unexpected limitations could negatively affect the profitability of utilities whose budgets are planned far in advance. Also, changes in certain accounting standards currently under consideration by the Financial Accounting Standards Board could cause significant write-downs of assets and reductions in earnings for many investor-owned utilities. In addition, gas pipeline and distribution companies have had difficulties in adjusting to short and surplus energy supplies, enforcing or being required to comply with long-term contracts and avoiding litigation from their customers, on the one hand, or suppliers, on the other. Finally, utilities may be subject to deregulation and competitive pressures from alternative providers. In this environment, utilities may face costs which prevent them from earning a positive rate of return, which will negatively impact the issues of Corporate Bonds.

         Certain of the issuers of the Corporate Bonds in a Corporate Trust may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing, and impose additional, requirements governing the licensing, construction and operation of nuclear power plants. Nuclear generating projects in the electric utility industry have experienced substantial cost increases, construction delays and licensing difficulties. These have been caused by various factors, including inflation, high financing costs, required design changes and rework, allegedly faulty construction, objections by groups and governmental officials, limits on the ability to finance, reduced forecasts of energy requirements and economic conditions. This experience indicates that the risk of significant cost increases, delays and licensing difficulties remains present through completion and achievement of commercial operation of any nuclear project. Also, nuclear generating units in service have experienced unplanned outages or extensions of scheduled outages due to equipment problems or new regulatory requirements sometimes followed by a significant delay in obtaining regulatory approval to return to service. A major accident at a nuclear plant anywhere could cause the imposition of limits or prohibitions on the operation, construction or licensing of nuclear units in the United States.

         In view of the uncertainties discussed above, there can be no assurance that any bond issuer's share of the full cost of nuclear units under construction ultimately will be recovered in rates or of the extent to which a bond issuer could earn an adequate return on its investment in such units. The likelihood of a significantly adverse event occurring in any of the areas of concern described above varies, as does the potential severity of any adverse impact. It should be recognized, however, that one or more of such adverse events could occur and individually or collectively could have a material adverse impact on the financial condition or the results of operations or on a bond issuer's ability to make interest and principal payments on its outstanding debt.

         Other general problems of the gas, water, telephone and electric utility industry (including state and local joint action power agencies) include difficulty in obtaining timely and adequate rate increases, difficulty in financing large construction programs to provide new or replacement facilities during an inflationary period, rising costs of rail transportation to transport fossil fuels, the uncertainty of transmission service costs for both interstate and intrastate transactions, changes in tax laws which adversely affect a utility's ability to operate profitably, increased competition in service costs, reductions in estimates of future demand for electricity and gas in certain areas of the country, restrictions on operations and increased cost and delays attributable to environmental considerations, uncertain availability and increased cost of capital, unavailability of fuel for electric generation at reasonable prices, including the steady rise in fuel costs and the costs associated with conversion to alternate fuel sources such as coal, availability and cost of natural gas for resale, technical and cost factors and other problems associated with construction, licensing, regulation and operation of nuclear facilities for electric generation, including among other considerations the problems associated with the use of radioactive materials and the disposal of radioactive wastes, and the effects of energy conservation. Each of the problems referred to could adversely affect the ability of the issuer of any utility Bonds in a Corporate Trust to make payments due on these Corporate Bonds.

         In addition, the ability of state and local joint action power agencies to make payments on bonds they have issued is dependent in large part on payments made to them pursuant to power supply or similar agreements.

         Courts in Washington and Idaho have held that certain agreements between Washington Public Power Supply System ("WPPSS") and the WPPSS participants are unenforceable because the participants did not have the authority to enter into the agreements. While these decisions are not specifically applicable to agreements entered into by public entities in other states, they may cause a reexamination of the legal structure and economic viability of certain projects financed by joint action power agencies, which might exacerbate some of the problems referred to above and possibly lead to legal proceedings questioning the enforceability of agreements upon which payment of these bonds may depend.

         Business conditions of the telephone industry in general may affect the performance of a Trust. General problems of telephone companies include regulation of rates for service by the FCC and various state or other regulatory agencies. However, over the last several years regulation has been changing, resulting in increased competition. The new approach is more market oriented, more flexible and more complicated. For example, Federal and certain state regulators have instituted "price cap" regulation which couples protection of rate payers for basic services with flexible pricing for ancillary services. These new approaches to regulation could lead to greater risks as well as greater rewards for operating telephone companies such as those that may be included in the Trusts. Inflation has substantially increased the operating expenses and cost of plant required for growth, service, improvement and replacement of existing plant. Continuing cost increases, to the extent not offset by improved productivity and revenues from increased business, would result in a decrease in rate of return and a continuing need for rate increases. Although allowances are generally made in rate making proceedings for cost increases, delays may be experienced in obtaining the necessary rate increases and there can be no assurance that the regulatory agencies will grant rate increases adequate to cover operating and other expenses and debt service requirements. To meet increasing competition, telephone companies will have to commit substantial capital, technological and marketing resources. Telephone usage, and therefore revenues, could also be adversely affected by any sustained economic recession. New technology, such as cellular service and fiber optics, will require additional capital outlays. The uncertain outcomes of future labor agreements may also have a negative impact on the telephone companies. Each of these problems could adversely affect the ability of the telephone company issuers of any Corporate Bonds in a Corporate Trust to make payments of principal and interest on their Corporate Bonds.

         Hospital and Health Care Facility Issues. Certain of the Corporate Bonds in a Corporate Trust may be obligations of hospital and health care issuers. Payments on hospital and health care facility bonds are dependent upon revenues of hospitals and other health care facilities. These revenues come from private third-party payors and government programs, including the Medicare and Medicaid programs, which have generally undertaken cost containment measures to limit payments to health care facilities. Hospitals and health care facilities are subject to various legal claims by patients and others and are adversely affected by the increasing cost of insurance.

         Banks and Other Financial Institution Issues. Certain of the Corporate Bonds in a Corporate Trust may be obligations of banks and other financial institution issuers. The profitability of a financial institution is largely dependent upon the credit quality of its loan portfolio which, in turn, is affected by the institution's underwriting criteria, concentrations within the portfolio and specific industry and general economic conditions. The operating performance of financial institutions is also impacted by changes in interest rates, the availability and cost of funds, the intensity of competition and the degree of governmental regulation.

         Telecommunications Issues. Certain of the Corporate Bonds in a Corporate Trust may be obligations of telecommunications issuers. Payments on bonds of companies in the telecommunications industry, including local, long-distance and cellular service, the manufacture of telecommunications equipment, and other ancillary services, are generally dependent upon the amount and growth of customer demand, the level of rates permitted to be charged by regulatory authorities and the ability to obtain periodic rate increases, the effects of inflation on the cost of providing services and the rate of technological innovation. The industry is characterized by increasing competition in all sectors and extensive regulation by the Federal Communications Commission and various state regulatory authorities.

         General. Certain of the Securities may have been deposited at a market discount or premium principally because their interest rates are lower or higher than prevailing rates on comparable securities. The current returns of market discount securities are lower than comparably rated securities selling at par because discount securities tend to increase in market value as they approach maturity. The current returns of market premium securities are higher than comparably rated securities selling at par because premium securities tend to decrease in market value as they approach maturity. Because part of the purchase price is returned through current income payments and not at maturity, an early redemption at par of a premium security will result in a reduction in yield to a Trust. Market premium or discount attributable to interest rate changes does not indicate market confidence or lack of confidence in the issue.

         Lower-rated securities tend to offer higher yields than higher-rated securities with the same maturities because the creditworthiness of the issuers of lower-rated securities may not be as strong as that of other issuers. Moreover, if a Bond is recharacterized as equity by the Internal Revenue Service for Federal income tax purposes, the issuer's interest deduction with respect to the Bond will be disallowed and this disallowance may adversely affect the issuer's credit rating. Because investors generally perceive that there are greater risks associated with lower-rated securities, the yields and prices of these securities tend to fluctuate more than higher-rated securities with changes in the perceived quality of the credit of their issuers. In addition, the market value of certain fixed-income securities may fluctuate more than the market value of higher-rated securities since lower-rated, fixed-income securities tend to reflect short-term credit developments to a greater extent than higher-rated securities. Issuers of certain securities may possess less creditworthiness characteristics than issuers of higher-rated securities and, especially in the case of issuers whose obligations or credit standing have recently been downgraded, may be subject to claims by debtholders, owners of property leased to the issuer or others which, if sustained, would make it more difficult for the issuers to meet their payment obligations. Bonds are also affected by variables such as interest rates, inflation rates and real growth in the economy. Therefore, investors should consider carefully the relative risks associated with investment in securities which carry lower ratings.

         Foreign Issuers. A portion of the Bonds in the Trusts may be invested in securities of foreign issuers. It is appropriate for investors in such Trusts to consider certain investment risks that distinguish investments in Bonds of foreign issuers from those of domestic issuers. Those investment risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on the Bonds held in the Trusts, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions (including expropriation, burdensome or confiscatory taxation and moratoriums) which might adversely affect the payment or receipt of payment of amounts due on the Bonds. Investors should realize that, although the Trusts invest in U.S. dollar denominated investments, the foreign issuers which operate internationally are subject to currency risks. The value of Bonds can be adversely affected by political or social instability and unfavorable diplomatic or other negative developments. In addition, because many foreign issuers are not subject to the reporting requirements of the Securities Exchange Act of 1934, there may be less publicly available information about the foreign issuer than a U.S. domestic issuer. Foreign issuers also are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. domestic issuers. However, the Sponsor anticipates that adequate information will be available to allow the Sponsor to provide portfolio surveillance.

         Liquidity. The Bonds in the Trusts may not have been registered under the Securities Act of 1933 and may not be exempt from the registration requirements of the Act. Most of the Bonds will not be listed on a securities exchange. Whether or not the Bonds are listed, the principal trading market for the Bonds will generally be in the over-the-counter market. As a result, the existence of a liquid trading market for the Bonds may depend on whether dealers will make a market in the Bonds. There can be no assurance that a market will be made for any of the Bonds, that any market for the Bonds will be maintained or of the liquidity of the Bonds in any markets made. The price at which the Bonds may be sold to meet redemptions and the value of the Trusts will be adversely affected if trading markets for the Bonds are limited or absent. The Trusts may also contain non-exempt Bonds in registered form which have been purchased on a private placement basis. Sales of these Bonds may not be practicable outside the United States, but can generally be made to U.S. institutions in the private placement market which may not be as liquid as the general U.S. securities market. Since the private placement market is less liquid, the prices received may be less than would have been received had the markets been broader.

         Exchange Controls. On the basis of the best information available to the Sponsor at the present time none of the Bonds is subject to exchange control restrictions under existing law which would materially interfere with payment to the Trusts of amounts due on the Bonds. However, there can be no assurance that exchange control regulations might not be adopted in the future which might adversely affect payments to the Trusts. In addition, the adoption of exchange control regulations and other legal restrictions could have an adverse impact on the marketability of the Bonds in the Trusts and on the ability of the Trusts to satisfy its obligation to redeem Units tendered to the Trustee for redemption.

     Jurisdiction Over, and US Judgments Concerning, Foreign Obligors. Non-U.S. issuers of the Bonds will generally not have submitted to the jurisdiction of U.S. courts for purposes of lawsuits relating to those Bonds. If the Trusts contain Bonds of such an issuer, the Trusts as a holder of those obligations may not be able to assert its rights in U.S. courts under the documents pursuant to which the Bonds are issued. Even if the Trusts obtain a U.S. judgment against a foreign obligor, there can be no assurance that the judgment will be enforced by a court in the country in which the foreign obligor is located. In addition, a judgment for money damages by a court in the United States, if obtained, will ordinarily be rendered only in U.S. dollars. It is not clear, however, whether, in granting a judgment, the rate of conversion of the applicable foreign currency into U.S. dollars would be determined with reference to the due date or the date the judgment is rendered. Courts in other countries may have rules that are similar to, or different from, the rules of U.S. courts.

         Year 2000 Problem. Like other investment companies, financial and business organizations and individuals around the world, a Trust could be adversely affected if the computer systems used by the Sponsor or Trustee or other service providers to a Trust do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Sponsor and Trustee are taking steps that they believe are reasonably designed to address the Year 2000 Problem with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by a Trust's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trusts.

         The Year 2000 Problem is expected to impact corporations and other parties, which may include issuers of the Securities contained in a Trust, to varying degrees based upon various factors, including, but not limited to, their industry sector and degree of technological sophistication. The Sponsor is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the Securities contained in the Trusts.

         Legislation. At any time after the Initial Date of Deposit, legislation may be enacted, with respect to the Securities in a Trust or the issuers of the Securities. Changing approaches to regulation, particularly with respect to the environment, may have a negative impact on certain companies represented in a Trust. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on a Trust or will not impair the ability of the issuers of the Securities to achieve their business goals.

         Discount Bonds. A Trust portfolio may consist of Bonds priced at a deep "market" discount from par value at maturity. A primary reason for the market values of the Bonds being less than their par values is that the coupon interest rates on the Bonds are lower than the current market interest rates for newly issued bonds of comparable rating and type. At the time of issuance most Bonds in a Trust were issued at then current coupon interest rates. The current yields (coupon interest income as a percentage of market price) of discount bonds are lower than the current yields of comparably rated bonds of similar type newly issued at current interest rates because discount bonds tend to increase in market value as they approach maturity and the full principal amount becomes payable. Discount bonds with a longer term to maturity tend to have a higher current yield and a lower current market value than otherwise comparable bonds with a shorter term to maturity. If interest rates rise, the market discount of discount bonds will increase and the value of such bonds will decrease; and if interest rates decline, the market discount of discount bonds will decrease and the value of the bonds will increase. Market discount attributable to interest rate changes does not necessarily indicate a lack of market confidence in the issuer. Investors should also be aware that Bonds in the Trusts' portfolios may be subject to special or extraordinary redemption at par (in the case of original issue discount bonds, such redemption is generally to be made at the issue price plus the amount of original issue discount accreted to redemption; such price is hereafter referred to as "Accreted Value") under certain circumstances, including economic and other defaults. Under such circumstances the redemption price for such Bonds would not include any premium over par or Accreted Value which the investor may have paid for such Bonds.

COMPOSITION OF TRUSTS

         Each Trust consists of such Bonds listed in the Schedules of Investments in Part Two as may continue to be held from time to time (including certain securities deposited in the Trust in exchange or substitution for Bonds upon certain refundings), together with accrued and undistributed interest thereon and undistributed cash realized from the disposition of Bonds. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond. Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and the proceeds from such events will be used to pay for Units redeemed or distributed to Unitholders, and not reinvested, no assurance can be given that a Trust will retain for any length of time its present size and composition.

         Sale, maturity and redemption of securities. Certain of the Securities may from time to time under certain circumstances be sold or may mature in accordance with their terms. The proceeds from such events will be used to pay for Units redeemed or distributed to Unitholders and not reinvested; accordingly, no assurance can be given that a Trust will retain for any length of time its present size and composition. In addition, certain Bonds in the Trusts are subject to being called or redeemed in whole or in part prior to their stated maturities pursuant to the optional redemption provisions described in the "Schedules of Investments" in Part Two and in most cases pursuant to a sinking fund or special or extraordinary redemption provisions. A bond subject to optional call is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a bond issue is redeemed, at or before maturity, by the proceeds of a new bond issue. A bond subject to sinking fund redemption is one which is subject to partial call from time to time from a fund accumulated for the scheduled retirement of a portion of an issue prior to maturity. Special or extraordinary redemption provisions may provide for redemption of all or a portion of an issue upon the occurrence of certain circumstances usually related to defaults or unanticipated changes in circumstances. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Bonds.

         The exercise of redemption or call provisions will (except to the extent the proceeds of the called Bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the current return on Units of the Trust involved. Redemption pursuant to optional call provisions is more likely to occur, and redemption pursuant to sinking fund or special or extraordinary redemption provisions may occur, when the Bonds have an offering side evaluation which represents a premium over par (as opposed to a discount from par). Redemption pursuant to optional call provisions may be, and redemption pursuant to sinking fund or special or extraordinary redemption provisions is likely to be, at a price equal to the par value of the bonds without any premium (in the case of original issue discount bonds, such redemption is generally to be made at the issue price plus the amount of original issue discount accreted to the date of redemption; such price is referred to as "Accreted Value"). Because Bonds may have been valued at prices above or below par value or the then-current Accreted Value at the time Units were purchased, Unitholders may realize gain or loss upon the redemption of portfolio Bonds. (See "Estimated Long Term Return and Estimated Current Return" and the "Schedules of Investments" in Part Two.)

         Certain Bonds may carry a "mandatory put" (also referred to as a "mandatory tender" or "mandatory repurchase") feature pursuant to which the holder of such a Bond will receive payment of the full principal amount thereof on a stated date prior to the maturity date unless such holder affirmatively acts to retain the Bond. Under the Indenture, the Trustee does not have the authority to act to retain any Bonds with such features; accordingly, it will receive payment of the full principal amount of any such Bonds on the stated put date and such date is therefore treated as the maturity date of such Bonds in selecting Bonds for the respective Trust and for purposes of calculating the average maturity of the Bonds in any Trust.

         Original Issue Discount Bonds and Stripped Obligations. Certain of the Bonds in a Trust may be original issue discount bonds. These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par, values. The current value of an original issue discount bond reflects the present value of its face amount at maturity. In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity.

         Certain of the original issue discount bonds in a Trust may be zero coupon bonds. Zero coupon bonds do not provide for the payment of any current interest; the buyer receives only the right to receive a final payment of the face amount of the bond at its maturity. The effect of owning a zero coupon bond is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield, but at the same time also eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality that pay interest currently.

         Original issue discount bonds, including zero coupon bonds, may be subject to redemption at the Accreted Value plus, if applicable, some premium. Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value. See the "Schedules of Investments" in Part Two for call provisions of portfolio Bonds.

         Unitholders of a Trust which contains Stripped Treasury Securities should note that Stripped Treasury Securities are sold at a deep discount because the buyer of those securities obtains only the right to receive a future fixed payment on the security and not any rights to periodic interest payments thereon. Purchasers of these Securities acquire, in effect, discount obligations that are economically identical to the "zero-coupon bonds" that have been issued by corporations. Zero coupon bonds are debt obligations which do not make any periodic payments of interest prior to maturity and, accordingly, are issued at a deep discount. Under generally accepted accounting principles, a holder of a security purchased at a discount normally must report as an item of income for financial accounting purposes the portion of the discount attributable to the applicable reporting period. The calculation of this attributable income would be made on the "interest" method which generally will result in a lesser amount of includible income in earlier periods and a corresponding larger amount in later periods. For federal income tax purposes, the inclusion will be on a basis that reflects the effective compounding of accrued but unpaid interest effectively represented by the discount. Although this treatment is similar to the "interest" method described above, the "interest" method may differ to the extent that generally accepted accounting principles permit or require the inclusion of interest on the basis of a compounding period other than the semi-annual period. (See "Tax Status of Unitholders." )

         Unitholders should consult their own tax advisers with respect to the state and local tax consequences of owning original issue discount bonds or Stripped Obligations. Under applicable provisions governing determination of state and local taxes, interest on original issue discount bonds or Stripped Obligations may be deemed to be received in the year of accrual even though there is no corresponding cash payment. (See "Tax Status of Unitholders.")

         Litigation. Except as provided in Part Two to the Prospectus, to the best knowledge of the Sponsor, there is no litigation pending as of the date of this Prospectus in respect of any Securities which might reasonably be expected to have a material adverse effect on the Trusts. It is possible that after the date of this Prospectus, litigation may be initiated with respect to Securities in any Trust. The Sponsor is unable to predict whether any such litigation may be instituted or, if instituted, whether such litigation might have a material adverse effect on the Trusts.

INSURANCE ON BONDS IN INSURED CORPORATE TRUSTS

         All Bonds in an Insured Corporate Trust portfolio except for any U.S. Treasury obligations contained in such portfolio are insured as to the scheduled payment of interest and principal under a financial guaranty insurance policy obtained by the issuer of the Corporate Bonds or by the Sponsor from MBIA Insurance Corporation ("MBIA"). The premium for each such insurance policy has been paid in advance by such issuer or the Sponsor and each such policy is non-cancelable and will remain in force so long as the Corporate Bonds are outstanding and MBIA remains in business. No premiums for such insurance are paid by any Corporate Trust. If MBIA is unable to meet its obligations under its policy or if the rating assigned of the claims-paying ability of MBIA deteriorates, no other insurer has any obligation to insure any issue adversely affected by either of these events.

         The aforementioned insurance guarantees the scheduled payment of principal and interest on all of the Corporate Bonds in an Insured Corporate Trust except for any U.S. Treasury obligations. It does not guarantee the market value of the Corporate Bonds or the value of the Units of a Corporate Trust. This insurance is effective so long as the Corporate Bond is outstanding, whether or not held by a Corporate Trust. Therefore, any such insurance may be considered to represent an element of market value in regard to the Corporate Bonds, but the exact effect, if any, of this insurance on such market value cannot be predicted.

         MBIA, formerly known as Municipal Bond Investors Insurance Corporation, is the principal operating subsidiary of MBIA, Inc., a New York Stock Exchange listed company. MBIA, Inc. is not obligated to pay the debts of or claims against MBIA. MBIA is domiciled in the State of New York and licensed to do business in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. MBIA has two European branches, one in the Republic of France and the other in the Kingdom of Spain.

         Effective February 17, 1998, MBIA, Inc. acquired all of the outstanding stock of Capital Markets Assurance Corporation ("CMAC"), a New York domiciled financial guarantee insurance company, through a merger with its parent, CapMAC Holdings, Inc. MBIA, Inc. then contributed the common stock of CMAC to MBIA. Pursuant to a reinsurance agreement, CMAC has ceded all of its net insured risks as well as its unearned premiums and contingency reserves to MBIA and MBIA has reinsured CMAC's net outstanding exposure. MBIA, Inc. is not obligated to pay the debts of or claims against CMAC.

         As of December 31, 1997, MBIA had admitted assets of $5.3 billion (audited), total liabilities of $3.5 billion (audited), and total capital and surplus of $1.8 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of June 30, 1998, MBIA had admitted assets of $6.0 billion (unaudited), total liabilities of $4.0 billion (unaudited), and total capital and surplus of $2.0 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Copies of MBIA Corporation's financial statements prepared in accordance with statutory accounting practices are available from MBIA Corporation. The address of MBIA Corporation is 113 King Street, Armonk, New York 10504.

         Moody's rates all bond issues insured by MBIA "Aaa" and short term loans "MIG 1," both designated to be of the highest quality. Standard & Poor's, upon request, rates all new issues insured by MBIA "AAA" Prime Grades. See "Description of Ratings" in the Information Supplement for a discussion of rating symbols and their meanings.

         Bonds in an Insured Corporate Trust for which insurance has been obtained by the issuer thereof or by the Sponsor from MBIA (all of which were rated "AAA" by Standard & Poor's and "Aaa" by Moody's) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's and "Aaa" by Moody's. In selecting Corporate Bonds for the portfolio of a Corporate Trust, the Sponsor has applied the criteria hereinbefore described. See "Description of Ratings" in the Information Supplement for a discussion of rating symbols and their meanings.

PUBLIC OFFERING PRICE

         At all times while Units are being offered for sale, the Sponsor will appraise or cause to be appraised daily the value of the underlying Bonds in each Trust (1) as of 4:00 p.m. eastern time on each day on which the New York Stock Exchange (the "Exchange") is normally open, or (2) as of such earlier closing time on each day on which the Exchange is scheduled in advance to close at an earlier time (the "Evaluation Time"), and will adjust the Public Offering Price of the Units commensurate with such appraisal. Such Public Offering Price will be effective for all orders received by a dealer or the Sponsor at or prior to 4:00 p.m. eastern time, or such earlier closing time, on each such day. Orders received after that time, or on a day when the Exchange is closed for a scheduled holiday or weekend, will be held until the next determination of price.

         The sales charge applicable to quantity purchases is reduced on a graduated scale for sales to any purchaser of at least $50,000 or 500 Units and will be applied on whichever basis is more favorable to the purchaser. For purposes of calculating the applicable sales charge, purchasers who have indicated their intent to purchase a specified amount of Units of any Nuveen-sponsored unit trusts in the primary or secondary offering period by executing and delivering a letter of intent to the Sponsor, which letter of intent must be in a form acceptable to the Sponsor and shall have a maximum duration of thirteen months, will be eligible to receive a reduced sales charge, according to the table set forth below, based on the amount of intended aggregate purchases (excluding purchases which are subject only to a deferred sales charge) as expressed in the letter of intent. For purposes of letter of intent calculations, units of equity products are valued at $10 per unit. Due to administrative limitations and in order to permit adequate tracking, the only secondary market purchases that will be permitted to be applied toward the intended specified amount and that will receive the corresponding reduced sales charge are those Units that are acquired through or from the Sponsor.

         By establishing a letter of intent, a Unitholder agrees that the first purchase of Units following the execution of such letter of intent will be at least 5% of the total amount of the intended aggregate purchases expressed in such Unitholder's letter of intent. Further, through the establishment of the letter of intent, such Unitholder agrees that Units representing 5% of the total amount of the intended purchases will be held in escrow by the Trustee pending completion of these purchases. All distributions on Units held in escrow will be credited to such Unitholder's account. If total purchases prior to the expiration of the letter of intent period equal or exceed the amount specified in a Unitholder's letter of intent, the Units held in escrow will be transferred to such Unitholder's account. A Unitholder who purchases Units during the letter of intent period in excess of the number of Units specified in a Unitholder's letter of intent, the amount of which would cause the Unitholder to be eligible to receive an additional sales charge reduction, will be allowed such additional sales charge reduction on the purchase of Units which caused the Unitholder to reach such new breakpoint level and on all additional purchases of Units during the letter of intent period. If the total purchases are less than the amount specified, the Unitholder involved must pay the Sponsor an amount equal to the difference between the amounts paid for those purchases and the amounts which would have been paid if the higher sales charge had been applied; the Unitholder will, however, be entitled to any reduced sales charge qualified for by reaching any lower breakpoint level. If such Unitholder does not pay the additional amount within 20 days after written request by the Sponsor or the Unitholder's securities representative, the Sponsor will instruct the Trustee to redeem an appropriate number of the escrowed Units to meet the required payment. By establishing a letter of intent, a Unitholder irrevocably appoints the Sponsor as attorney to give instructions to redeem any or all of such Unitholder's escrowed Units, with full power of substitution in the premises. A Unitholder or his securities representative must notify the Sponsor whenever such Unitholder makes a purchase of Units that he wishes to be counted toward the intended amount.

         The Public Offering Price of the Units of each Trust for secondary market purchases is determined by adding to the Trustee's determination of the bid price of each Bond in the Trust the appropriate sales charge determined in accordance with the table set forth below based upon the number of years remaining to the maturity of each such Bond, adjusting the total to reflect the amount of any cash held in or advanced to the principal account of the Trust, and dividing the result by the number of Units of such Trust then outstanding.

         The effect of this method of sales charge calculation will be that different sales charge rates will be applied to each of the various Bonds in a Trust portfolio based upon the maturities of such Bonds, in accordance with the following schedule. As shown, the sales charge on Bonds in each maturity range (and therefore the aggregate sales charge on the purchase) is reduced with respect to volume purchases:

CORPORATE TRUST SECONDARY MARKET SALES CHARGES
                               AMOUNT OF PURCHASE*

                                    $50,000    $100,000    $250,000    $500,000    $1,000,000   $2,500,000   $5,000,000
  YEARS TO MATURITY     UNDER         TO          TO          TO          TO           TO           TO           OR
                       $50,000      $99,999    $249,999    $499,999    $999,999    $2,499,999   $4,999,999      MORE
Less than 1           0           0           0           0           0           0            0            0
1 but less than 2     1.523%      1.446%      1.369%      1.317%      1.215%      1.061%       .900%        .750%
2 but less than 3     2.041       1.937       1.833       1.729       1.626       1.420        1.225        1.030
3 but less than 4     2.564       2.433       2.302       2.175       2.041       1.781        1.546        1.310
4 but less than 5     3.093       2.961       2.828       2.617       2.459       2.175        1.883        1.590
5 but less than 7     3.627       3.433       3.239       3.093       2.881       2.460        2.165        1.870
7 but less than 10    4.167       3.951       3.734       3.520       3.239       2.828        2.489        2.150
10 but less than 13   4.712       4.467       4.221       4.004       3.788       3.253        2.842        2.430
13 but less than 16   5.263       4.988       4.712       4.439       4.167       3.627        3.169        2.710
16 or more            5.820       5.542       5.263       4.987       4.603       4.004        3.500        3.000

--------------------
* Breakpoint sales charges are computed both on a dollar basis and on the basis of the number of Units purchased, using the equivalent of 500 Units to $50,000, 2,500 Units to $250,000, etc., and will be applied on that basis which is more favorable to the purchaser.

U.S. TREASURY TRUST SECONDARY MARKET SALES CHARGES
                               AMOUNT OF PURCHASE*

                                    $50,000    $100,000    $250,000    $500,000    $1,000,000   $2,500,000   $5,000,000
  YEARS TO MATURITY     UNDER         TO          TO          TO          TO           TO           TO           OR
                       $50,000      $99,999    $249,999    $499,999    $999,999    $2,499,999   $4,999,999      MORE
Less than 1           0           0           0           0           0           0            0            0
1 but less than 2     1.10%       1.00%       0.90%       0.90%       0.80%       0.70%        0.60%        0.50%
2 but less than 3     1.40        1.30        1.30        1.20        1.10        1.00         0.80         0.70
3 but less than 4     1.60        1.50        1.50        1.40        1.30        1.10         1.00         0.80
4 but less than 5     1.80        1.70        1.70        1.50        1.40        1.30         1.10         0.90
5 but less than 7     1.90        1.80        1.70        1.70        1.50        1.30         1.20         1.00
7 but less than 10    2.20        2.10        2.00        1.90        1.70        1.50         1.30         1.20
10 but less than 13   2.70        2.60        2.40        2.30        2.20        1.90         1.70         1.40
13 but less than 16   3.30        3.10        2.90        2.80        2.60        2.30         2.00         1.70
16 or more            3.60        3.40        3.30        3.10        2.90        2.50         2.20         1.90

--------------------
* Breakpoint sales charges are computed both on a dollar basis and on the basis of the number of Units purchased, using the equivalent of 5,000 Units to $500,000, 10,000 Units to $1 million, etc., and will be applied on that basis which is more favorable to the purchaser.

         The secondary market sales charges above are expressed as a percent of the net amount invested; expressed as a percent of the Public Offering Price, the maximum sales charge on a Corporate Trust, for instance one consisting entirely of Bonds with 16 years or more to maturity, would be 5.50% (5.820% of the net amount invested). The actual secondary sales charge included in the Public Offering Price of any particular Trust will depend on the maturities of the Bonds in the portfolio of such Trust.

         Pursuant to the terms of the Indenture, the Trustee may terminate a Trust if the net asset value of such Trust, as shown by any evaluation, is less than 20% of the aggregate principal amount of the Securities deposited in the Trust during the initial offering period.

         As more fully set forth under "Accrued Interest" below, accrued interest from the preceding Record Date to, but not including, the settlement date of the transaction (three business days after purchase) will be added to the Public Offering Price to determine the purchase price of Units.

         The above graduated sales charge will apply on all applicable purchases of Nuveen investment company securities on any one day by the same purchaser in the amounts stated, and for this purpose purchases of any Series will be aggregated with concurrent purchases of Units of any other Series or of shares of any open-end management investment company of which the Sponsor is principal underwriter and with respect to the purchase of which a sales charge is imposed.

         Purchases by or for the account of individuals and their spouses, parents, children, grandchildren, grandparents, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse and a spouse's siblings ("Immediate Family Members") will be aggregated to determine the applicable sales charge. The graduated sales charges are also applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account.

         Units may be purchased at the Public Offering Price without a sales charge by officers or directors and by bona fide, full-time employees of Nuveen, Nuveen Advisory Corp., Nuveen Institutional Advisory Corp. and The John Nuveen Company, including in each case these individuals and their immediate family members (as defined above).

         Units may be purchased in the secondary market at the Public Offering Price for non-breakpoint purchases minus the concession the Sponsor typically allows to brokers and dealers for non-breakpoint purchases (see "Distribution of Units to the Public") by (1) investors who purchase Units through registered investment advisors, certified financial planners and registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed; (2) bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity; (3) any person who for at least 90 days, has been an officer, director or bona fide employee of any firm offering Units for sale to investors or their immediate family members (as defined above); and (4) officers and directors of bank holding companies that make Units available directly or through subsidiaries or bank affiliates (collectively, the "Discounted Purchases"). Notwithstanding anything to the contrary in this Prospectus, investors who purchase Units as described in this paragraph will not receive sales charge reductions for quantity purchases.

         Whether or not Units are being offered for sale, the Sponsor shall also determine the aggregate value of each Trust as of 4:00 p.m. eastern time: (i) on each June 30 or December 31 (or, if such date is not a business day, the last business day prior thereto), (ii) on each day on which any Unit is tendered for redemption (or the next succeeding business day if the date of tender is a non-business day), and (iii) at such other times as may be necessary. For this purpose, a "business day" shall be any day on which the Exchange is normally open. (See "Unit Value and Evaluation.")

MARKET FOR UNITS

         Although it is not obligated to do so, the Sponsor intends to maintain a secondary market for Units of certain Trusts at its own expense and continuously to offer to purchase Units of each such Trust at prices, subject to change at any time, which are based upon the bid prices of Bonds in the respective portfolios of the Trusts. If the supply of Units of any of the Trusts exceeds the demand, or for some other business reason, the Sponsor may discontinue purchases of Units of such Trust at such prices. Unitholders who wish to dispose of Units should inquire of the Trustee or their broker as to current redemption prices. (See "How Units May Be Redeemed Without Charge.")

         In connection with its secondary market-making activities, the Sponsor may from time to time enter into secondary market joint account agreements with other brokers and dealers. Pursuant to such an agreement, the Sponsor will purchase Units from the broker or dealer at the bid price and will place the Units into a joint account managed by the Sponsor; sales from the account will be made in accordance with the then current prospectus and the Sponsor and the broker or dealer will share profits and losses in the joint account in accordance with the terms of their joint account agreement. In maintaining a market for the Units, the Sponsor will realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold or redeemed. The secondary market Public Offering Price of Units may be greater or less than the cost of such Units to the Sponsor.

         Certificates, if any, for Units are delivered to the purchaser as promptly after the date of settlement (three business days after purchase) as the Trustee can complete the mechanics of registration, normally within 48 hours after registration instructions are received. Purchasers of Units to whom Certificates are issued will be unable to exercise any right of redemption until they have received their Certificates, properly endorsed for transfer. (See "How Units may Be Redeemed Without Charge.")

ACCRUED INTEREST

         Accrued interest is the accumulation of unpaid interest on a Bond from the last day on which interest thereon was paid. Interest on Bonds in each Trust is accounted for daily on an accrual basis. For this reason, the purchase price of Units of a Trust will include not only the Public Offering Price but also the proportionate share of accrued interest to the date of settlement. (See "Composition of Trusts" and "Tax Status of Unitholders.") Interest accrues to the benefit of Unitholders commencing with the settlement date of their purchase transaction.

         The Trustee has no cash for distribution to Unitholders until it receives interest payments on the Bonds in the Trusts. Since interest is accrued daily but generally paid only semi-annually, during the initial months of each Trust, the Interest Accounts, consisting of accrued but uncollected interest and collected interest (cash), will be predominantly the uncollected accrued interest that is not available for distribution. However, due to advances by the Trustee, the Trustee will provide a first distribution between approximately 30 and 60 days after the Date of Deposit. Assuming each Trust retains the size and composition shown in the accompanying Part Two and expenses and fees remain the same, annual interest collected and distributed in future periods will approximate the estimated Net Annual Interest Income stated therein. However, the amount of accrued interest at any point in time will be greater than the amount that the Trustee will have actually received and distributed to Unitholders. Therefore, there will always remain an item of accrued interest that is included in the purchase price and the redemption price of the Units.

         Interest is accounted for daily, and a proportionate share of accrued and undistributed interest computed from the preceding Record Date is added to the daily valuation of each Unit of each Trust. (See "Distributions to Unitholders.") As Bonds mature, or are redeemed or sold, the accrued interest applicable to such Bonds is collected and subsequently distributed to Unitholders. Unitholders who sell or redeem all or a portion of their Units will be paid their proportionate share of the remaining accrued interest to, but not including, the third business day following the date of sale or tender.

ESTIMATED LONG TERM RETURN AND ESTIMATED CURRENT RETURN

         The Estimated Long Term Return for each Trust is a measure of the return to the investor expected to be earned over the estimated life of the Trust. The Estimated Long Term Return represents an average of the yields to maturity (or call) of the Bonds in the Trust's portfolio calculated in accordance with accepted practice and adjusted to reflect expenses and sales charges. Under accepted practice, Bonds are customarily offered to investors on a "yield price" basis, which involves computation of yield to maturity or to an earlier call date (whichever produces the lower yield), and which takes into account not only the interest payable on the bonds but also the amortization or accretion of any premium over, or discount from, the par (maturity) value inherent in the bond's purchase price. In the calculation of Estimated Long Term Return, the average yield for the Trust's portfolio is derived by weighting each Bond's yield by the market value of the Bond and by the amount of time remaining to the date to which the Bond is priced. This weighted average yield is then adjusted to reflect estimated expenses, is compounded, and is reduced by a factor which represents the amortization of the sales charge over the expected average life of the Trust. The Estimated Long Term Return calculation does not take into account the effect of a first distribution which may be less than a regular distribution or may be paid at some point after 30 days (or a second distribution which may be less than a normal distribution for Unitholders who choose quarterly or semi-annual plans of distribution), and it also does not take into account the difference in timing of payments to Unitholders who choose quarterly or semi-annual plans of distribution, each of which will affect the return.

         Estimated Current Return is computed by dividing the Net Annual Interest Income per Unit by the Public Offering Price. In contrast to Estimated Long Term Return, Estimated Current Return does not reflect the amortization of premium or accretion of discount, if any, on the Bonds in a Trust's portfolio. Net Annual Interest Income per Unit is calculated by dividing the annual interest income to a Trust, less estimated expenses, by the number of Units outstanding.

         Net Annual Interest Income per Unit, used to calculate Estimated Current Return, will vary with changes in fees and expenses of the Trustee and the Evaluator and with the redemption, maturity, exchange or sale of Bonds. A Trust may experience expenses and portfolio changes different from those assumed in the calculation of estimated Long Term Return. There can be no assurance that the Estimated Current Returns or Estimated Long Term Returns quoted to a Trust will be realized in the future. A Unitholder's actual return may vary significantly from the Estimated Long Term Return based on their holding period, market interest rate changes, other factors affecting the prices of individual bonds in the portfolio, and differences between the expected remaining life of portfolio bonds and the actual length of time that they remain in a Trust; such actual holding periods may be reduced by termination of a Trust, as described in "Amendment and Termination of Indenture". Since both the Estimated Current Return and the Estimated Long Term Return quoted on a given business day are based on the market value of the underlying Bonds on that day, subsequent calculations of these performance measures will reflect the then current market value of the underlying Bonds and may be higher or lower. The Sponsor will provide estimated cash flow information relating to a Trust without charge to each potential investor in a Trust who receives this prospectus and makes an oral or written request to the Sponsor for such information.

         A comparison of estimated returns with the returns on various taxable investments is one element to consider in making an investment decision. The Sponsor may from time to time in its advertising and sales materials compare the estimated returns on a Trust and returns over specified periods on other similar Nuveen Trusts with returns on taxable investments such as corporate or U.S. Government bonds, bank CD's and money market accounts or money market funds, each of which has investment characteristics that may differ from those of a Trust. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government and bank CD's and money market accounts are insured by an agency of the federal government. Money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term debt market. The investment characteristics of the Trusts are described more fully elsewhere in the Prospectus.

DETERMINATION OF THE PRICE OF BONDS AT DATE OF DEPOSIT

         The prices at which the Bonds deposited in each Trust would have been offered to the public on the business day prior to the Date of Deposit were determined on the basis of an evaluation of the Bonds by Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. ("Kenny S&P"), a firm regularly engaged in the business of evaluating, quoting and appraising comparable bonds. Cash, if any, made available to the Sponsor prior to the settlement date for a purchase of Units, or prior to the acquisition of all Bonds by a Trust, may be available for use in the Sponsor's business, and may be of benefit to the Sponsor.

TAX STATUS OF UNITHOLDERS

         For purposes of the following discussion and opinions, it is assumed that each Obligation is debt for federal income tax purposes and that interest on each Obligation is includible in gross income for federal income tax purposes. In the opinion of Chapman and Cutler, special counsel for the Sponsor, under existing law:

          1. Each Trust is not an association taxable as a corporation for federal income tax purposes.

          2. Each Unitholder will be considered the owner of a pro rata portion of each of a Trust's assets for federal income tax purposes under Subpart E, Subchapter J of Chapter 1 of the Internal Revenue Code of 1986 (the "Code"). Each Unitholder will be considered to have received his pro rata share of income derived from each Trust asset when such income is considered to be received by a Trust. Each Unitholder will be required to include in taxable income for federal income tax purposes, original issue discount with respect to his interest in any Obligation held by a Trust at the same time and in the same manner as though the Unitholder were the direct owner of such interest.

          3. Each Unitholder will have a taxable event when an Obligation is disposed of (whether by sale, exchange, liquidation, redemption, payment at maturity or otherwise) or when the Unitholder redeems or sells his Units. A Unitholder's tax basis in his Units will equal his tax basis in his pro rata portion of all the assets of the Trust. Such basis is determined (before the adjustments described below) by apportioning the tax basis for the Units among each of the Trust's assets, according to value as of the valuation date nearest the date of acquisition of the Units. Unitholders must reduce the tax basis of their Units for their share of accrued interest received, if any, on Obligations delivered after the date on which the Unitholders pay for their Units to the extent that such interest accrued on such Obligations before the date the Trust acquired ownership of the Obligations (and the amount of this reduction may exceed the amount of accrued interest paid to the sellers) and, consequently, such Unitholders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Unitholders should consult their own tax advisors with regard to calculation of basis.

         Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Obligations (whether by sale, exchange, payment on maturity, redemption or otherwise) gain or loss is recognized to the Unitholder (subject to various non-recognition provisions of the Code). The amount of any such gain or loss is measured by comparing the Unitholders' pro rata share of the total proceeds from such disposition with his basis for his fractional interest in the asset disposed of. The basis of each Unit and of each Obligation which was issued with original issue discount (including the Treasury Bonds) (or which has market discount) must he increased by the amount of accrued original issue discount (and market discount if the Unitholder elects to include market discount in income as it accrues) and the basis of each Unit and of each Obligation which was purchased by a Trust at a premium must be reduced by the annual amortization of bond premium which the Unitholder has properly elected to amortize under Section 171 of the Code. The tax basis reduction requirements of the Code relating to amortization of bond premium, under some circumstances, result in the Unitholder realizing a taxable gain when his Units are sold or redeemed for an amount equal to or less than his original cost. A Trust may contain certain "zero coupon" Securities (the "Stripped Treasury Securities") that are treated as bonds that were originally issued at an original issue discount provided, pursuant to a Treasury Regulation (the "Regulation") issued on December 28, 1992, that the amount of original issue discount determined under Section 1286 of the Code is not less than a de minimis amount as determined thereunder. Because the Stripped Treasury Securities represent interests in "stripped" U.S. Treasury bonds, a Unitholder's initial cost for his pro rata portion of each Stripped Treasury Security held by a Trust (determined at the time he acquires his Units, in the manner described above) shall be treated, as its "purchase price" by the Unitholder. Original issue discount is effectively treated as interest for federal income tax purposes, and the amount of original issue discount in this case is generally the difference between the bond's purchase price and its stated redemption price at maturity. A Unitholder will be required to include in gross income for each taxable year the sum of his daily portions of original issue discount attributable to the Stripped Treasury Securities held by a Trust as such original issue discount accrues and will, in general, be subject to federal income tax with respect to the total amount of such original issue discount that accrues for such year even though the income is not distributed to the Unitholders during such year to the extent it is not less than a de minimis amount as determined under the Regulation. To the extent that the amount of such discount is less than the respective de minimis amount, such discount shall be treated as zero. In general, original issue discount accrues daily under a constant interest rate method which takes into account the semi-annual compounding of accrued interest. In the case of the Stripped Treasury Securities, this method will generally result in an increasing amount of income to the Unitholders each year. Unitholders should consult their tax advisors regarding the Federal income tax consequences of and accretion of original issue discount.

         Limitations on Deductibility of Trust Expenses by Unitholders. Each Unitholder's pro rata share of each expense paid by a Trust is deductible by the Unitholder to the same extent as though the expense had been paid directly by him. It should be noted that as a result of the Tax Reform Act of 1986, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses, will be deductible by an individual only to the extent they exceed 2% of such individual's adjusted gross income (similar limitations also apply to estates and trusts). Unitholders may be required to treat some or all of the expenses paid by each Trust as miscellaneous itemized deductions subject to this limitation.

         Premium. If a Unitholder's tax basis of his pro rata portion in any Securities held by a Trust exceeds the amount payable by the issuer of the Obligation with respect to such pro rata interest upon the maturity of the Obligation, such excess would be considered "premium" which may be amortized by the Unitholder at the Unitholder's election as provided in Section 171 of the Code. Unitholders should consult their tax advisors regarding whether such election should be made and the manner of amortizing premium.

         Original Issue Discount. Certain of the Obligations in a Trust may have been acquired with "original issue discount." In the case of any Obligations in a Trust acquired with "original issue discount" that exceeds a "de minimis" amount as specified in the Code or in the case of the Stripped Treasury Securities as specified in the Regulation, such discount is includible in taxable income of the Unitholders on an accrual basis computed daily, without regard to when payments of interest on such Obligations are received. The Code provides a complex set of rules regarding the accrual of original issue discount. These rules provide that original issue discount generally accrues on the basis of a constant compound interest rate over the term of the Obligations. Unitholders should consult their tax advisors as to the amount of original issue discount which accrues.

         Special original issue discount rules apply if the purchase price of the Obligation by a Trust exceeds its original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price"). Similarly, these special rules would apply to a Unitholder if the tax basis of his pro rata portion of an Obligation issued with original issue discount exceeds his pro rata portion of its adjusted issue price. Unitholders should also consult their tax advisers regarding these special rules.

         It is possible that a Corporate Bond that has been issued at an original issue discount may be characterized as a "high-yield discount obligation" within the meaning of Section 163(e)(5) of the Code. To the extent that such an obligation is issued at a yield in excess of six percentage points over the applicable Federal rate, a portion of the original issue discount on such obligation will be characterized as a distribution on stock (e.g., dividends) for purposes of the dividends received deduction which is available to certain corporations with respect to certain dividends received by such corporation.

         Market Discount. If a Unitholder's tax basis in his pro rata portion of Securities is less than the allocable portion of such Security's stated redemption price at maturity (or, if issued with original issue discount, the allocable portion of its "revised issue price"), such difference will constitute market discount unless the amount of market discount is "de minimis" as specified in the Code. Market discount accrues daily computed on a straight-line basis, unless the Unitholder elects to calculate accrued market discount under a constant-yield method. The market discount rules do not apply to Stripped Treasury Securities because they are stripped debt instruments subject to special original issue discount rules discussed above. Unitholders should consult their own tax advisers regarding whether an election should be made and as to the amount of market discount which accrues.

         Accrued market discount is generally includible in taxable income to the Unitholders as ordinary income for Federal tax purposes upon the receipt of serial principal payments on the Obligations, on the sale, maturity or disposition of such Obligations by a Trust, and on the sale by a Unitholder of Units, unless a Unitholder elects to include the accrued market discount in taxable income as such discount accrues. If a Unitholder does not elect to annually include accrued market discount in taxable income as it accrues, deductions for any interest expense incurred by the Unitholder which is incurred to purchase or carry his Units will be reduced by such accrued market discount. In general, the portion of any interest expense which was not currently deductible would ultimately be deductible when the accrued market discount is included in income. Unitholders should consult their tax advisors regarding whether an election should be made to include market discount in income as it accrues and as to the amount of interest expense which may not be currently deductible.

         Computation of the Unitholder's Tax Basis. The tax basis of a Unitholder with respect to his interest in an Obligation is increased by the amount of original issue discount (and market discount, if the Unitholder elects to include market discount, if any, on the Obligations held by a Trust in income as it accrues) thereon properly included in the Unitholder's gross income as determined for Federal income tax purposes and reduced by the amount of any amortized premium which the Unitholder has properly elected to amortize under
Section 171 of the Code. A Unitholder's tax basis in his Units will equal his tax basis in his pro rata portion of all of the assets of a Trust.

         Recognition of Taxable Gain or Loss upon Disposition of Obligations by a Trust or Disposition of Unit. A Unitholder will recognize taxable capital gain (or loss) when all or part of his pro rata interest in an Obligation is disposed of in a taxable transaction for an amount greater (or less) than his tax basis therefor (subject to various non-recognition provisions of the Code). As previously discussed, gain realized on the disposition of the interest of a Unitholder in any Obligation deemed to have been acquired with market discount will be treated as ordinary income to the extent the gain does not exceed the amount of accrued market discount not previously taken into income. Any capital gain or loss arising from the disposition of an Obligation by a Trust or the disposition of Units by a Unitholder will generally be determined by the period of time the Unitholder held his Unit and the period of time the Trust held the Obligation. The Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Tax Act") provides that for taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) realized from property (with certain exclusions) is subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes for determining the holding period of the Unit. The legislation is generally effective retroactively for amounts properly taken into account on or after January 1, 1998. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income.

         If the Unitholder disposes of a Unit, he is deemed thereby to have disposed of his entire pro rata interest in all Trust assets, including his pro rata portion of all of the Obligations represented by the Unit. This may result in a portion of the gain, if any, on such sale being taxable as ordinary income under the market discount rules (assuming no election was made by the Unitholder to include market discount in income as it accrues) as previously discussed. The tax basis reduction requirements of the Code relating to amortization of Obligation premium may, under some circumstances, result in the Unitholder's realizing taxable gain when his Units are sold or redeemed for an amount equal to or less than his original cost.

         In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions" effective for transactions entered into after April 3, 1993. Unitholders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

         The Taxpayer Relief Act of 1997 (the "1997 Act") includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g., short sales, offsetting notional principal contracts, futures or forward contracts, or similar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Unitholders should consult their own tax advisors with regard to any such constructive sales rules.

         Foreign Investors. A Unitholder who is a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust) will not be subject to United States federal income taxes, including withholding taxes, on interest income (including any original issue discount) on, or any gain from the sale or other disposition of, his pro rata interest in any Obligation or the sale of his Units provided that all of the following conditions are met (i) the interest income or gain is not effectively connected with the conduct by the foreign investor of a trade or business within the United States, (ii) if the interest is United States source income (which is the case for most securities issued by United States issuers), the Obligation is issued after July 18, 1984, then the foreign investor does not own, directly or indirectly, 10% or more of the total combined voting power of all classes of voting stock of the issuer of the Obligation and the foreign investor is not a controlled foreign corporation related (within the meaning of Section 864(d)(4) of the Code) to the issuer of the Obligation, or (iii) with respect to any gain, the foreign investor (if an individual) is not present in the United States for 183 days or more during his taxable year, and (iv) the foreign investor provides all certification which may be required of his or her status (foreign investors may contact the Sponsor to obtain a Form W-8 which must be filed with the Trustee and refiled every three calendar years thereafter). Foreign investors should consult their tax advisers with respect to United States tax consequences of ownership of Units.

         It should be noted that the Revenue Reconciliation Act of 1993 includes a provision which eliminates the exemption from United States taxation, including withholding taxes, for certain "contingent interest." The provision applies to interest received after December 31, 1993. No opinion is expressed herein regarding the potential applicability of this provision and whether United States taxation or withholding taxes could be imposed with respect to income derived from the Units as a result thereof. Unitholders and prospective investors should Consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

         General. Each Unitholder (other than a foreign investor who has properly provided the certifications described above) will be requested to provide the Unitholder's taxpayer identification number to the Trustee and to certify that the Unitholder has not been notified that payments to the Unitholder are subject to back-up withholding. If the proper taxpayer identification number and appropriate certification are not provided when requested, distributions by a Trust to Such Unitholder including amounts received upon the redemption of the Units will be subject to back-up withholding.

         The foregoing discussion relates only to United States federal income taxes and applies only to the Trusts which are described in this Prospectus; Unitholders may be subject to foreign, state and local taxation in other jurisdictions (including a foreign investor's country of residence). Unitholders should consult their tax advisers regarding potential state, local, or foreign taxation with respect to the Units.

         The Sponsor believes that investors who are individuals will not be subject to any state or local personal income taxes on the interest received by the U.S. Treasury Trusts and distributed to them. However, investors (including individuals) may be subject to state and local taxes on any capital gains (or market discount treated as ordinary income) derived from the U.S. Treasury Trusts and other state and local taxes (including corporate income or franchise taxes, personal property or intangibles taxes, and estate or inheritance taxes) on their Units or the income derived therefrom. In addition, individual investors (and any other investors which are not subject to state and local taxes on the interest income derived from the U.S. Treasury Trusts) will probably not be entitled to a deduction for state and local tax purposes for their share of the fees and expenses paid by the U.S. Treasury Trusts, for any amortized bond premium or for any interest on indebtedness incurred to purchase or carry their Units. Therefore, even though the Sponsor believes that interest income from the U.S. Treasury Trusts is exempt from state and local personal income taxes in all states, investors should consult their own tax advisers with respect to state and local taxation.

COUNSEL FOR TRUSTEE

         At the time of the closing for each Trust, Carter, Ledyard & Milburn, counsel for the Trustee and special counsel for such Series for New York tax matters, rendered an opinion under then existing law substantially to the effect that:

         Under the income tax laws of the State and City of New York, each Trust is not an association taxable as a corporation and the income of each Trust will be treated as the income of the Unitholders.

OPERATING EXPENSES

         No annual advisory fee is charged to the Trusts by the Sponsor. The Sponsor does, however, receive those fees as set forth in "Essential Information Regarding the Trusts" in Part Two of this Prospectus for regularly evaluating the Bonds and for maintaining surveillance over the portfolios (the "Sponsor's Fee"). (See "Unit Value and Evaluation.")

         The Trustee receives for ordinary recurring services an annual fee for each plan of distribution for each Trust as set forth in "Essential Information Regarding the Trusts" in Part Two of this Prospectus. Each annual fee is per $1,000 principal amount of the underlying Securities in a Trust for that portion of the Trust that represents a particular plan of distribution. The Trustee's fee may be periodically adjusted in response to fluctuations in short-term interest rates (reflecting the cost to the Trustee of advancing funds to a Trust to meet scheduled distributions). The Sponsor's Fee and the Trustee's Fee may be adjusted in accordance with the cumulative percentage increase of the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent of Shelter" since the establishment of the Trusts, or if not available, in a comparable index. The Trustee has the use of funds, if any, being held in the Interest and Principal Accounts of each Trust for future distributions, payment of expenses and redemptions. These Accounts are non-interest bearing to Unitholders. Pursuant to normal banking procedures, the Trustee benefits from the use of funds held therein. Part of the Trustee's compensation for its services to the Trusts is expected to result from such use of these funds.

         Premiums for the policies of insurance obtained by the Sponsor or by the Corporate Bond issuers with respect to the Corporate Bonds in the Insured Corporate Trusts have been paid in full prior to the deposit of the Corporate Bonds in the Corporate Trusts, and the value of such insurance has been included in the evaluation of the Corporate Bonds in each Corporate Trust and accordingly in the Public Offering Price of Units of each Corporate Trust. There are no annual continuing premiums for such insurance.

         All or a portion of the expenses incurred in establishing the Trusts, including costs of preparing the registration statement, the trust indenture and other closing documents, registering Units with the Securities and Exchange Commission and states, the initial audit of each Trust portfolio, the initial evaluation, legal fees, the initial fees and expenses of the Trustee and any other non-material out-of-pocket expenses, will be amortized and paid by the Trust over the lesser of the first 60 months or the life of the Trust. The following are additional expenses of the Trusts and, when paid by or are owed to the Trustee, are secured by a lien on the assets of the Trust or Trusts to which such expenses are allocable: (1) the expenses and costs of any action undertaken by the Trustee to protect the Trusts and the rights and interests of the Unitholders; (2) all taxes and other governmental charges upon the Securities or any part of the Trusts (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated); (3) amounts payable to the Trustee as fees for ordinary recurring services and for extraordinary non-recurring services rendered pursuant to the Indenture, all disbursements and expenses including counsel fees (including fees of counsel which the Trustee may retain) sustained or incurred by the Trustee in connection therewith; and (4) any losses or liabilities accruing to the Trustee without negligence, bad faith or willful misconduct on its part. The Trustee is empowered to sell Securities in order to pay these amounts if funds are not otherwise available in the applicable Interest and Principal Accounts.

         The Indenture for certain Series requires each Trust to be audited on an annual basis at the expense of the Trust by independent public accountants selected by the Sponsor. The Trustee shall not be required, however, to cause such an audit to be performed if its cost to a Trust shall exceed $0.05 per Unit on an annual basis. Unitholders of a Trust covered by an audit may obtain a copy of the audited financial statements upon request.

DISTRIBUTIONS TO UNITHOLDERS

         Interest received by the Trustee on the Securities in each Trust, including that part of the proceeds of any disposition of Securities which represents accrued interest and including any insurance proceeds representing interest due on defaulted Corporate Bonds, shall be credited to the "Interest Account" of such Trust and all other moneys received by the Trustee shall be credited to the "Principal Account" of such Trust.

         The pro rata share of cash in the Principal Account in each Trust will be computed as of each semi-annual Record Date and distributions to the Unitholders as of such Record Date will be made on or shortly after the fifteenth day of the month. With the exception of proceeds received from maturing U.S. Treasury Obligations by the U.S. Treasury Trusts, proceeds received from the disposition, including sale, call or maturity, of any of the Securities and all amounts paid with respect to zero coupon bonds and Stripped Obligations will be held in the Principal Account and either used to pay for Units redeemed or distributed on the Distribution Date following the next semi-annual Record Date. Proceeds received by a U.S. Treasury Trust as a result of the maturity of an underlying U.S. Treasury Obligation will be distributed within five business days after such U.S. Treasury Obligation matures to Unitholders of record on such maturity date. The Trustee is not required to make a distribution from the Principal Account of any Trust unless the amount available for distribution in such account equals at least ten cents per Unit.

         The pro rata share of the Interest Account in each Trust will be computed by the Trustee as of each Record Date. Distributions will be made on or shortly after the fifteenth day of the month to Unitholders of such Trust as of the Record Date who are entitled to distributions at that time under the plan of distribution in effect. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the Distribution Date following the next Record Date under the applicable plan of distribution. The amount of regular distributions will generally change when Securities are redeemed, mature or are sold or when fees and expenses increase or decrease.

         The plan of distribution selected by a Unitholder will remain in effect until changed. Unitholders purchasing Units of a Trust in the secondary market will initially receive distributions in accordance with the election of the prior owner. Unitholders desiring to change their plan of distribution may do so by sending a written notice requesting the change, together with any Certificate(s), to the Trustee. The notice and any Certificate(s) must be received by the Trustee not later than the semi-annual Record Date to be effective as of the semi-annual distribution following the subsequent semi-annual Record Date. Unitholders are requested to make any such changes within 45 days prior to the applicable Record Date. Certificates should only be sent by registered or certified mail, return receipt requested, to minimize the possibility of their being lost or stolen. If no notice is received by the Trustee in proper form the Unitholder will be deemed to have elected to continue the same plan.

         As of the first day of each month the Trustee will deduct from the Interest Account of a Trust or, to the extent funds are not sufficient therein, from the Principal Account of a Trust, amounts needed for payment of expenses of such Trust. The Trustee also may withdraw from said accounts such amount, if any, as it deems necessary to establish a reserve for any governmental charges payable out of such Trust. Amounts so withdrawn shall not be considered a part of a Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate accounts. The Trustee shall withdraw from the Interest Account and the Principal Account of a Trust such amounts as may be necessary to cover redemptions of Units of such Trust by the Trustee. (See "How Units May Be Redeemed Without Charge.") Funds which are available for future distributions, redemptions and payment of expenses are held in accounts which are non-interest bearing to Unitholders and are available for use by the Trustee pursuant to normal banking procedures.

         For the purpose of minimizing fluctuations in the distributions from the Interest Account of a Trust, the Trustee is authorized to advance such amounts as may be necessary to provide for interest distributions of approximately equal amounts. The Trustee shall be reimbursed, without interest, for any such advances from funds in the Interest Account of such Trust. The Trustee's fee takes into account the costs attributable to the outlay of capital needed to make such advances.

ACCUMULATION PLAN

         The Sponsor is also the principal underwriter of several open-end mutual funds (the "Accumulation Funds") into which Unitholders may choose to reinvest Trust distributions. Unitholders may elect to reinvest principal distributions or interest and principal distributions automatically, without any sales charge. Each Accumulation Fund has investment objectives which differ in certain respects from those of the Trusts and may invest in securities which would not be eligible for deposit in the Trusts. Further information concerning the Accumulation Plan and a list of Accumulation Funds is set forth in the Information Supplement of this Prospectus, which may be obtained by contacting the Trustee at the phone number listed on the back cover of this Prospectus.

         Participants may at any time, by so notifying the Trustee in writing, elect to change the Accumulation Fund into which their distributions are being reinvested, to change from principal only reinvestment to reinvestment of both principal and interest or vice versa, or to terminate their participation in the Accumulation Plan altogether and receive future distributions on their Units in cash. Such notice will be effective as of the next Record Date occurring at least 10 days after the Trustee's receipt of the notice. There will be no charge or other penalty for such change of election or termination. The character of Trust distributions for income tax purposes will remain unchanged even if they are reinvested in an Accumulation Fund.

DETAILED REPORTS TO UNITHOLDERS

         The Trustee shall furnish Unitholders of a Trust in connection with each distribution, a statement of the amount of interest, if any, and the amount of other receipts (received since the preceding distribution) being distributed, expressed in each case as a dollar amount representing the pro rata share of each Unit of a Trust outstanding. Within a reasonable period of time after the end of each calendar year, the Trustee will furnish to each person, who at any time during the calendar year was a registered Unitholder of a Trust, a statement with respect to such Trust (i) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Bonds), deductions for fees and expenses of such Trust, redemption of Units and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (ii) as to the Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (excluding any portion representing accrued interest), the amount paid for purchase of Replacement Bonds, the amount paid upon redemption of Units, deductions for payment of applicable taxes and fees and expenses of the Trustee, and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (iii) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year; (iv) the Unit Value based upon the last computation thereof made during such calendar year; and (v) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

UNIT VALUE AND EVALUATION

         The value of each Trust is determined by the Sponsor on the basis of
(1) the cash on hand in the Trust or moneys in the process of being collected,
(2) the value of the Bonds in the Trust based on the bid prices of the Bonds,
(3) interest accrued thereon not subject to collection and distribution, and (4) amounts representing organizational expenses paid less accrued organizational expenses of the Trust, less (1) amounts representing taxes or governmental charges payable out of the Trust, (2) the accrued expenses of the Trust, and (3) cash held for distribution to Unitholders of record, and required for redemption of Units tendered, as of a date prior to the date of evaluation. The result of such computation is divided by the number of Units of such Trust outstanding as of the date thereof to determine the per Unit value ("Unit Value") of such Trust. The Sponsor may determine the value of the Bonds in each Trust (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust, (2) if bid prices are not available for any of the Bonds, on the basis of bid prices for comparable bonds, (3) by causing the value of the Bonds to be determined by others engaged in the practice of evaluating, quoting or appraising comparable bonds or (4) by any combination of the above. Although the Unit Value of each Trust is based on the bid prices of the Bonds, the Units are sold initially to the public at the Public Offering Price based on the offering prices of the Bonds.

         Because the insurance obtained by the Sponsor or by the issuers of Corporate Bonds with respect to the Corporate Bonds in the Insured Corporate Trusts is effective so long as such Corporate Bonds are outstanding, such insurance will be taken into account in determining the bid and offering prices of such Corporate Bonds and therefore some value attributable to such insurance will be included in the value of Units of Corporate Trusts that include such Corporate Bonds.

DISTRIBUTION OF UNITS TO THE PUBLIC

         To facilitate the handling of transactions, sales of Units shall be limited to transactions involving a minimum of either of $5,000 or 50 Units ($1,000 or 10 Units for Traditional and Roth IRA purchases and $500 or nearest whole number of Units whose value is less than $500 for Education IRA purchases), whichever is less. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.

         The Sponsor currently intends to maintain a secondary market for Units of certain Trusts. (See "Market for Units" below.) The amount of the dealer concession on secondary market purchases of Trust Units through the Sponsor will be computed based upon the value of the Bonds in the Trust portfolio, including the sales charge computed as described in "Public Offering Price," and adjusted to reflect the cash position of the Trust principal account, and will vary with the size of the purchase as shown in the following table:

CORPORATE DEALER CONCESSIONS

                               AMOUNT OF PURCHASE*

                                    $50,000    $100,000    $250,000    $500,000    $1,000,000   $2,500,000   $5,000,000
YEARS TO MATURITY        UNDER        TO          TO          TO          TO           TO           TO           OR
                        $50,000     $99,999    $249,999    $499,999    $999,999    $2,499,999   $4,999,999      MORE
Less than 1           0           0           0           0           0           0            0            0
1 but less than 2     1.00%       .90%        .85%        .80%        .70%        .55%         .467%        .389%
2 but less than 3     1.30        1.20        1.10        1.00        .90         .73          .634         .538
3 but less than 4     1.60        1.45        1.35        1.25        1.10        .90          .781         .662
4 but less than 5     2.00        1.85        1.75        1.55        1.40        1.25         1.082        .914
5 but less than 7     2.30        2.15        1.95        1.80        1.65        1.50         1.320        1.140
7 but less than 10    2.60        2.45        2.25        2.10        1.95        1.70         1.496        1.292
10 but less than 13   3.00        2.80        2.60        2.45        2.30        2.00         1.747        1.494
13 but less than 16   3.25        3.15        3.00        2.75        2.50        2.15         1.878        1.606
16 or more            3.50        3.50        3.40        3.35        3.00        2.50         2.185        1.873

--------------------
* Breakpoint sales charges and related dealer concessions are computed both on a dollar basis and on the basis of the number of Units purchased, using the equivalent of 500 Units to $50,000, 2,500 Units to $250,000, etc., and will be applied on that basis which is more favorable to the purchaser.

U.S. TREASURY TRUST DEALER CONCESSIONS

                               AMOUNT OF PURCHASE*

                                    $50,000    $100,000    $250,000    $500,000    $1,000,000   $2,500,000   $5,000,000
YEARS TO MATURITY        UNDER        TO          TO          TO          TO           TO           TO           OR
                        $50,000     $99,999    $249,999    $499,999    $999,999    $2,499,999   $4,999,999      MORE
Less than 1           0           0           0           0           0           0            0            0
1 but less than 2     0.715%      0.650%      0.585%      0.585%      0.520%      0.455%       0.390%       0.325
2 but less than 3     0.910       0.845       0.845       0.780       0.715       0.650        0.520        0.455
3 but less than 4     1.040       0.975       0.975       0.910       0.845       0.715        0.650        0.520
4 but less than 5     1.170       1.105       1.105       0.975       0.910       0.845        0.715        0.585
5 but less than 7     1.235       1.170       1.105       1.105       0.975       0.845        0.780        0.650
7 but less than 10    1.430       1.365       1.300       1.235       1.105       0.975        0.845        0.780
10 but less than 13   1.755       1.690       1.560       1.495       1.430       1.235        1.105        0.910
13 but less than 16   2.145       2.015       1.885       1.820       1.690       1.495        1.300        1.105
16 or more            2.340       2.210       2.145       2.015       1.885       1.625        1.430        1.235

--------------------

         * Breakpoint sales charges are computed both on a dollar basis and on the basis of the number of Units purchased, using the equivalent of 5,000 Units to $500,000 and 10,000 Units to $1 million, etc., and will be applied on that basis which is more favorable to the purchaser.

         The Sponsor reserves the right to change the foregoing dealer concessions from time to time.

         A volume incentive of $2.50 per $1,000 of Units sold can be earned by dealer firms as a marketing allowance for secondary market sales of at least $1 million of Nuveen Unit Trust units per calendar quarter. Only sales through the Sponsor qualify for volume incentives and for meeting minimum requirements. The Sponsor reserves the right to modify or change the volume incentive schedule at any time and make the determination as to which firms qualify for the marketing allowance and the amount paid.

         Registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed, and bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, are not entitled to receive any dealer concession for any sales made to investors which qualified as "Discounted Purchases" (see "Public Offering Price").

         Certain commercial banks are making Units of the Trusts available to their customers on an agency basis. A portion of the sales charge paid by these customers is retained by or remitted to the banks in the amounts shown in the above table. The Glass-Steagall Act prohibits banks from underwriting Trust Units; the Act does, however, permit certain agency transactions and banking regulators have not indicated that these particular agency transactions are not permitted under the Act. In Texas and in certain other states, any bank making Units available must be registered as a broker-dealer under state law.

         The Sponsor offers a program of advertising support to registered broker-dealer firms, banks and bank affiliates ("Firms") that sell Trust Units or shares of Nuveen Open-End Tax-Free Mutual Funds (excluding money-market funds) ("Funds"). Under this program, the Sponsor will pay or reimburse the Firm for up to one half of specified media costs incurred in the placement of advertisements which jointly feature the Firm and the Nuveen Funds and Trusts. Reimbursements to the Firm will be based on the number of the Firm's registered representatives who have sold Fund shares and/or Trust Units during the prior calendar year according to an established schedule.
Reimbursement under this program will be made by the Sponsor and not by the Funds or Trusts.

OWNERSHIP AND TRANSFER OF UNITS

         Ownership of Units is evidenced by registered Certificates unless the Unitholder expressly requests that ownership evidenced by book-entry positions recorded on the books and records of the Trustee. The Trustee is authorized to treat as the owner of Units that person who at the time is registered as such on the books of the Trustee. Any Unitholder who holds a Certificate may change to book-entry ownership by submitting to the Trustee the Certificate along with a written request that the Units represented by such Certificate be held in book-entry form. Likewise, a Unitholder who holds Units in book-entry form may obtain a Certificate for such Units by written request to the Trustee. Units may be held in denominations of one Unit or any multiple or fraction thereof. Fractions of Units are computed to three decimal places. Any Certificates issued will be numbered serially for identification, and are issued in fully registered form, transferable only on the books of the Trustee. Book-entry Unitholders will receive a Book-Entry Position Confirmation reflecting their ownership.

         For Trusts allowing optional plans of distribution, Certificates for Units bear an appropriate notation on their face indicating which plan of distribution has been selected. When a holder of certificated Units changes his plan of distribution, the existing Certificate must be surrendered to the Trustee and a new Certificate issued to reflect the currently effective plan of distribution. There will be no charge for this service. Holders of book-entry Units can change their plan of distribution by making a written request to the Trustee, which will issue a new Book-Entry Position Confirmation to reflect the change.

         Units are transferable by making a written request to the Trustee and, in the case of Units evidenced by Certificate(s), by presenting and surrendering such Certificate(s) to the Trustee, at the address provided herein, properly endorsed or accompanied by a written instrument or instruments of transfer. The Certificate(s) should be sent registered or certified mail for the protection of the Unitholders. Each Unitholder must sign such written request, and such Certificate(s) or transfer instrument, exactly as his name appears on (a) the face of the Certificate(s) representing the Units to be transferred, or (b) the Book-Entry Position Confirmation(s) relating to the Units to be transferred. Such signature(s) must be guaranteed by a guarantor acceptable to the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Mutilated Certificates must be surrendered to the Trustee in order for a replacement Certificate to be issued.

         Although at the date hereof no charge is made and none is contemplated, a Unitholder may be required to pay $2.00 to the Trustee for each Certificate reissued or transfer of Units requested and to pay any governmental charge which may be imposed in connection therewith.

         The process of registration and delivery to the Unitholder of Certificates or Book-Entry Position Confirmations may take up to 30 days. Purchasers of Units will be unable to exercise any right to transfer or redemption until they have received their Certificate(s) or Book-Entry Position Confirmation(s). (See "How Units May Be Redeemed Without Charge.")

REPLACEMENT OF LOST, STOLEN OR DESTROYED CERTIFICATES

         To obtain a new Certificate replacing one that has been lost, stolen, or destroyed, the Unitholder must furnish the Trustee with sufficient indemnification and pay such expenses as the Trustee may incur. The indemnification protects the Trustee, Sponsor, and Trust from risk if the original Certificate is presented for transfer or redemption by a person who purchased it in good faith, for value, and without notice of any fraud or irregularity. This indemnification must be in the form of an Open Penalty Bond of Indemnification. The premium for such an indemnity bond may vary from time to time, but currently amounts to 1% of the market value of the Units represented by the Certificate. In the case, however, of a Trust as to which notice of termination has been given, the premium currently amounts to 0.5% of the market value of the Units represented by such Certificate.

HOW UNITS MAY BE REDEEMED WITHOUT CHARGE

         Unitholders may redeem all or a portion of their Units by (1) making a written request for such redemption (book entry Unitholders may use the redemption form on the reverse side of their Book Entry Position Confirmation) to the Trustee at the address provided herein (redemptions of 1,000 Units or more will require a signature guarantee), (2) in the case of Units evidenced by a Certificate, by also tendering such Certificate to the Trustee, duly endorsed or accompanied by proper instruments of transfer with signatures guaranteed as explained above, or provide satisfactory indemnity required in connection with lost, stolen or destroyed Certificates and (3) payment of applicable governmental charges, if any. Certificates should be sent only by registered or certified mail to minimize the possibility of their being lost or stolen. (See "Ownership and Transfer of Units.") No redemption fee will be charged by the Trust, Sponsor or the Trustee. However, a Unitholder's financial adviser may charge for serving as agent in the redemption of Units. A Unitholder may authorize the Trustee to honor telephone instructions for the redemption of Units held in book entry form. Units represented by Certificates may not be redeemed by telephone. The proceeds of Units redeemed by telephone will be sent by check either to the Unitholder at the address specified on his account or to a financial institution specified by the Unitholder for credit to the account of the Unitholder. A Unitholder wishing to use this method of redemption must complete a Telephone Redemption Authorization Form and furnish the Form to the Trustee. Telephone Redemption Authorization Forms can be obtained from a Unitholder's registered representative or by calling the Trustee. Once the completed Form is on file, the Trustee will honor telephone redemption requests by any authorized person. The time a telephone redemption request is received determines the "date of tender" as discussed below. The redemption proceeds will be mailed within three business days following the telephone redemption request. Only Units held in the name of individuals may be redeemed by telephone; accounts registered in broker name, or accounts of corporations or fiduciaries (including among others, trustees, guardians, executors and administrators) may not use the telephone redemption privilege.

         On the third business day following the date of tender, the Unitholder will be entitled to receive in cash for each Unit tendered an amount equal to the Unit Value of such Trust determined by the Trustee, as of 4:00 p.m. eastern time, or as of any earlier closing time on a day on which the Exchange is scheduled in advance to close at such earlier time, on the date of tender as defined hereafter, plus accrued interest to, but not including, the third business day after the date of tender ("Redemption Price"). The price received upon redemption may be more or less than the amount paid by the Unitholder depending on the value of the Bonds on the date of tender. Unitholders should check with the Trustee or their broker to determine the Redemption Price before tendering Units.

         The "date of tender" is deemed to be the date on which the request for redemption of Units is received in proper form by the Trustee, except that as regards a redemption request received after 4:00 p.m. eastern time, or as of any earlier closing time on a day on which the Exchange is scheduled in advance to close at such earlier time, or on any day on which the Exchange is normally closed, the date of tender is the next day on which the Exchange is normally open for trading and such request will be deemed to have been made on such day and the redemption will be effected at the Redemption Price computed on that day.

         Accrued interest paid on redemption will be withdrawn from the Interest Account of the appropriate Trust or, if the balance therein is insufficient, from the Principal Account of such Trust. All other amounts paid on redemption shall be withdrawn from the Principal Account of the Trust. The Trustee is empowered to sell underlying Bonds of a Trust in order to make funds available for redemption. (See "How Bonds May Be Removed from the Trusts.") Units so redeemed shall be canceled. To the extent that Bonds are sold from a Trust, the size and diversity of such Trust will be reduced. Such sales may be required at a time when Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

         The Redemption Price is determined on the basis of the bid prices of the Bonds in each Trust.

         The right of redemption may be suspended and payment postponed (1) for any period in which the New York Stock Exchange is closed, other than customary weekend and holiday closings or for any period during which the Securities and Exchange Commission determines that trading in the New York Stock Exchange is restricted, (2) for any period during which an emergency exists, as a result of which disposal or evaluation of the Bonds is not reasonably practicable, or (3) for such other periods as the Securities and Exchange Commission may by order permit.

         Under regulations issued by the Internal Revenue Service, the Trustee will be required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing his or her tax return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker at the time the Certificate or Book Entry Return Confirmation is issued, and this number is printed on the Certificate or Book Entry Return Confirmation and on distribution statements. If a Unitholder's tax identification number does not appear as described above, or if it is incorrect, the Unitholder should contact the Trustee before redeeming Units to determine what action, if any, is required to avoid this "back-up withholding."

HOW UNITS MAY BE PURCHASED BY THE SPONSOR

         The Trustee will notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price it may purchase such Units by notifying the Trustee before the close of business on the second succeeding business day and by making payment therefor to the Unitholder not later than the day on which payment would otherwise have been made by the Trustee. (See "How Units May Be Redeemed Without Charge.") The Sponsor's current practice is to bid at the Redemption Price in the secondary market. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

HOW BONDS MAY BE REMOVED FROM THE TRUSTS

         Bonds will be removed from a Trust as they mature or are redeemed by the issuers thereof. See the "Schedule of Investments" in Part Two and "Composition of Trusts" herein for a discussion of call provisions of Bonds in the Trusts.

         The Indenture also empowers the Trustee to sell Bonds for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which income may not be available. Under the Indenture, the Sponsor is obligated to provide the Trustee with a current list of Bonds in each Trust to be sold in such circumstances. In deciding which Bonds should be sold the Sponsor intends to consider, among other things, such factors as: (1) market conditions; (2) market prices of the Bonds; (3) the effect on income distributions to Unitholders of the sale of various Bonds; (4) the effect on principal amount of underlying Bonds per Unit of the sale of various Bonds; (5) the financial condition of the issuers; and (6) the effect of the sale of various Bonds on the investment character of the Trust. Such sales, if required, could result in the sale of Bonds by the Trustee at prices less than original cost to the Trust. To the extent Bonds are sold, the size and diversity of the Trust will be reduced.

         In addition, the Sponsor is empowered to direct the Trustee to liquidate Bonds upon the happening of certain other events, such as default in the payment of principal and/or interest, an action of the issuer that will adversely affect its ability to continue payment of the principal of and interest on its Bonds, or an adverse change in market, revenue or credit factors affecting the investment character of the Bonds. If a default in the payment of the principal of and/or interest on any of the Bonds occurs, and if the Sponsor fails to instruct the Trustee whether to sell or continue to hold such Bonds within 30 days after notification by the Trustee to the Sponsor of such default, the Indenture provides that the Trustee shall liquidate said Bonds forthwith and shall not be liable for any loss so incurred. The Sponsor may also direct the Trustee to liquidate Bonds in a Trust if the Bonds in the Trust are the subject of an advanced refunding, generally considered to be when refunding bonds are issued and the proceeds thereof are deposited in irrevocable trust to retire the refunded Bonds on their redemption date.

         Except for refunding securities that may be exchanged for Bonds under certain conditions specified in the Indenture, the Indenture does not permit either the Sponsor or the Trustee to acquire or deposit bonds either in addition to, or in substitution for, any of the Bonds initially deposited in a Trust.

INFORMATION ABOUT THE TRUSTEE

         The Trustee is The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004. The Trustee is subject to supervision and examination by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and either the Comptroller of the Currency or state banking authorities.

LIMITATIONS ON LIABILITIES OF SPONSOR AND TRUSTEE

         The Sponsor and the Trustee shall be under no liability to Unitholders for taking any action or for refraining from any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own negligence, lack of good faith or willful misconduct. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

         The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Bonds or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of any Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.

SUCCESSOR TRUSTEES AND SPONSORS

         The Trustee or any successor trustee may resign by executing an instrument of resignation in writing and filing same with the Sponsor and mailing a copy of a notice or resignation to all Unitholders then of record. Upon receiving such notice, the Sponsor is required to promptly appoint a successor trustee. If the Trustee becomes incapable of acting or is adjudged a bankrupt or insolvent, or a receiver or other public officer shall take charge of its property or affairs, the Sponsor may remove the Trustee and appoint a successor by written instrument. The resignation or removal of a trustee and the appointment of a successor trustee shall become effective only when the successor trustee accepts its appointment as such. Any successor trustee shall be a corporation authorized to exercise corporate trust powers, having capital, surplus and undivided profits of not less than $5,000,000. Any corporation into which a trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a trustee shall be a party, shall be the successor trustee.

         If upon resignation of a trustee no successor has been appointed and has accepted the appointment within 30 days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor.

         If the Sponsor fails to undertake any of its duties under the Indenture, and no express provision is made for action by the Trustee in such event, the Trustee may, in addition to its other powers under the Indenture, (1) appoint a successor sponsor, or (2) terminate the Indenture and liquidate the Trusts.

INFORMATION ABOUT THE SPONSOR

         Since our founding in 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolio is the principal source of their ongoing financial security. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

         A value investing approach--purchasing securities of strong companies and communities that represent good long-term value--is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of a century of investment experience, including one of the most recognized research departments in the industry.

     To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of taxable and tax-free investment products-- including equity and fixed-income mutual funds, unit trusts, exchange-traded funds, customized asset management services and cash management products. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by the St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen is a member of the National Association of Securities Dealers, Inc. and the Securities Industry Association and has its principal offices located in Chicago (333 W. Wacker Drive). Nuveen maintains eight regional offices.

         To help advisers and investors better understand and more efficiently use an investment in the Trust to reach their investment goals, the Sponsor may advertise and create specific investment programs and systems. For example, such activities may include presenting information on how to use an investment in the Trust, alone or in combination with an investment in other mutual funds or unit investment trusts sponsored by Nuveen, to accumulate assets for future education needs or periodic payments such as insurance premiums. The Sponsor may produce software or additional sales literature to promote the advantages of using the Trust to meet these and other specific investor needs.

AMENDMENT AND TERMINATION OF INDENTURE

         The Indenture may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders (1) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, or (2) to make such other provisions as shall not adversely affect the Unitholders, provided, however, that the Indenture may not be amended to permit the deposit or acquisition of bonds either in addition to, or in substitution for any of the Bonds initially deposited in a Trust except as provided in the Indenture or the Prospectus. The Trustee shall advise the Unitholders of any amendment promptly after execution thereof.

         A Trust may be liquidated at any time by the written consent of 100% of the Unitholders or by the Trustee when the value of such Trust, as shown by any evaluation, is less than 20% of the original principal amount of the Trust and will be liquidated by the Trustee in the event that Units not yet sold aggregating more than 60% of the Units originally created are tendered for redemption by the Sponsor thereby reducing the net worth of the Trust to less than 40% of the principal amount of the Bonds originally deposited in the portfolio. The sale of Bonds from the Trusts upon termination may result in realization of a lesser amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of Bonds originally represented by the Units held by such Unitholder. The Indenture will terminate upon the redemption, sale or other disposition of the last Bond held thereunder, but in no event shall it continue beyond the end of the calendar year preceding the fiftieth anniversary of its execution for Long-Term, Long Intermediate, and Intermediate Trusts or beyond the end of the calendar year preceding the tenth anniversary of its execution for Short Intermediate and Short Term Trusts or beyond the Mandatory Termination Date.

         Written notice of any termination specifying the time or times at which Unitholders may surrender their Certificates, if any, for cancellation shall be given by the Trustee to each Unitholder at the address appearing on the registration books of the Trust maintained by the Trustee. Within a reasonable time thereafter, the Trustee shall liquidate any Bonds in the Trust then held and shall deduct from the assets of the Trust any accrued costs, expenses or indemnities provided by the Indenture which are allocable to such Trust, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. The Trustee shall then distribute to Unitholders of such Trust their pro rata share of the balance of the Interest and Principal Accounts. With such distribution, the Unitholders shall be furnished a final distribution statement, in substantially the same form as the annual distribution statement, of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

LEGAL OPINION

         The legality of the Units offered hereby has been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603. Carter, Ledyard & Milburn, 2 Wall Street, New York, New York 10005, act as counsel for the Trustee with respect to the Trusts and as special New York tax counsel with respect to the Trusts.

AUDITORS

         The "Statement of Condition" and the "Schedule of Investments" for each Trust in a Series and the related "Statement of Operations" and "Statement of Changes in Condition" and changes in the Trust Units have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report in Part Two of this Prospectus with information pertaining to the specific Trusts in the Series to which such report relates, and are set forth in reliance upon the authority of said firm as experts in giving said report.

SUPPLEMENTAL INFORMATION

         Upon written or telephonic request to the Trustee, investors will receive at no cost to the investor supplemental information about their respective Trust, which has been filed with the Securities and Exchange Commission and is intended to supplement information contained in Part One and Part Two of this Prospectus. This supplement includes additional general information about the Sponsor and the Trusts.

             Prospectus Part One must be accompanied by Part Two

    Sponsor              John Nuveen & Co. Incorporated
                             333 West Wacker Drive
                          Chicago, Illinois 60606-1286

    Trustee                 The Chase Manhattan Bank
                                4 New York Plaza
                          New York, New York 10004-2413
                                  800/257-8787

Legal Counsel to Sponsor         Chapman and Cutler
                               111 West Monroe Street
                               Chicago, Illinois 60603

Legal Counsel to Trustee     Carter, Ledyard & Milburn
                                  2 Wall Street
                            New York, New York 10005

Independent Public
  Accountants for the Trust      Arthur Andersen LLP
                                33 West Monroe Street
                                Chicago, Illinois 60603
--------------------

         Except as to statements made herein furnished by the Trustee, the Trustee has assumed no responsibility for the accuracy, adequacy and completeness of the information contained in this Prospectus.

         This Prospectus does not contain all of the information set forth in the registration statement and exhibits relating thereto, filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, and to which reference is made.

         No person is authorized to give any information or to make any representations not contained in this Prospectus or in supplementary sales literature prepared by the Sponsor, and any information or representation not contained herein must not be relied upon as having been authorized by either the Trusts, the Trustee or the Sponsor. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any State to any person to whom it is not lawful to make such offer in such state. The Trusts are registered as Unit Investment Trusts under the Investment Company Act of 1940, as amended. Such registration does not imply that the Trusts or any of their Units have been guaranteed, sponsored, recommended or approved by the United States or any State or agency or officer thereof.

                               NUVEEN UNIT TRUSTS
SERIES 2

Nuveen Insured Corporate Trust, Series 2 (Long-Term)               163,944 Units

FIXED INCOME PROSPECTUS - PART TWO
DATED NOVEMBER 30, 1998

NOTE: This Prospectus Part Two may not be distributed unless accompanied by Part One.

Currently Offered at Public Offering Price plus interest accrued to the date of settlement. Minimum purchase -- either $5,000 or 50 Units ($1,000 or 10 Units for Traditional and Roth IRA purchases and $500 or nearest whole number of Units whose value is less than $500 for Education IRA purchases), whichever is less.

THE UNITS of fractional undivided interest in the Nuveen Unit Trusts being offered hereby are issued and outstanding Units that have been reacquired by John Nuveen & Co. Incorporated either by purchase of Units tendered to the Trustee for redemption or by purchase in the open market. The price paid in each instance was not less than the Redemption Price determined as provided in Part One under the caption "How Units May Be Redeemed Without Charge." The Units are being offered at the Public Offering Price computed in the manner described in Part One under the caption "Public Offering Price." Any profit or loss resulting from the sale of Units will accrue to John Nuveen & Co. Incorporated and no proceeds from the sale will be received by the Trusts.

The Nuveen Insured Corporate Trust (the "Insured Corporate Trust" or the "Trust") consists primarily of a portfolio of corporate debt obligations issued by utility companies (the "Corporate Bond," "Bonds" or the "Securities") and may include zero coupon U.S. Treasury Obligations (which as of the initial date of deposit represented less than 20% of the principal amount of the Securities deposited in the Trust). Insurance guaranteeing the scheduled payment of principal and interest on all of the Corporate Bonds in the Trust has been obtained directly by the issuer of such Bonds or by the Sponsor from MBIA Insurance Corporation ("MBIA"). The insurance does not relate to the Units offered hereby or to their market value. As a result of such insurance, the Corporate Bonds are rated "AAA" by Standard & Poor's. (See "SCHEDULE OF INVESTMENTS").

The objective of the Insured Corporate Trust is to provide a high level of current income consistent with preservation of capital provided primarily by an insured portfolio of corporate debt obligations issued by utility companies, including telephone companies.

The Trust is available to non-resident aliens, and the income from the Trust, provided certain conditions are met, will be exempt from withholding for U.S. federal income tax for such foreign investors.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROPECTUS. ANY REPRESENTATION TO THE CONTRACY IS A CRIMINAL OFFENCE.

                    ESSENTIAL INFORMATION REGARDING THE TRUST
                             As of October 31, 1998
            Sponsor and Evaluator......John Nuveen & Co. Incorporated
                      Trustee......The Chase Manhattan Bank

         The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions. Unitholders choosing distributions quarterly or semi-annually will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plans.


                                                                                                        INSURED
                                                                                                    CORPORATE TRUST,
                                                                                                         SERIES 2
                                                                                                    ----------------

Principal Amount of Bonds in Trust...........................................................          $16,890,000
Number of Units..............................................................................              163,944
Fractional Undivided Interest in Trust Per Unit..............................................            1/163,944
Public Offering Price --
    Less than 1,000 Units
     Aggregate Bid Price of Bonds in Trust...................................................          $17,392,087
     Plus Sales Charge (1)...................................................................             $984,376
       Total.................................................................................          $18,376,463
     Divided by Number of Units..............................................................              $112.09
     Plus Cash Per Unit(2)...................................................................              ($2.99)
     Public Offering Price Per Unit(3).......................................................              $109.10
Redemption Price Per Unit (exclusive of accrued interest)....................................              $103.10
Sponsor's Repurchase Price Per Unit (exclusive of accrued interest)..........................              $103.10
Excess of Public Offering Price Per Unit over Redemption Price Per Unit......................                $6.00
Excess of Public Offering Price Per Unit over Sponsor's Repurchase Price Per Unit                            $6.00
Par Value Per Unit(4)........................................................................              $100.04
Calculation of Net Annual Interest Income Per Unit...........................................
     Annual Interest Income..................................................................              $6.9091
     Less Estimated Annual Expense...........................................................              $0.2548
     Net Annual Interest Income..............................................................              $6.6543
Daily Rate of Accrual Per Unit...............................................................             $0.01849
Trustee's Annual Fee per $1,000 principal(6).................................................             $1.69262
Estimated Current Return(5)..................................................................                6.10%
Estimated Long Term Return(5)................................................................                5.26%

Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange next following receipt by John Nuveen & Co. Incorporated of an order for a sale or purchase of units or receipt by the Trustee of units tendered for redemption.

                  ESSENTIAL INFORMATION REGARDING THE TRUST(S)
                                   (CONTINUED)


GENERAL INFORMATION

Record Dates.........................................................See "Distributions to Unitholders" in Part One
Distribution Dates...................................................See "Distributions to Unitholders" in Part One
Minimum Principal Distribution.......................................................................$0.10 per Unit
Date Trust Established...............................................................................August 6, 1997
Mandatory Termination Date.................................See "Amendment and Termination of Indenture" in Part One
Minimum Value of Trust.....................................See "Amendment and Termination of Indenture" in Part One
Sponsor's Annual Evaluation Fee..........................................$0.170 per $1000 principal amount of Bonds


----------------------
(1) See "Public Offering Price" in Part One for the method by which the sales charge is calculated.
(2) This amount represents cash held by the Trust (or an advancement of cash to the Trust by the Trustee) which may amount to less than $0.01 per Unit and is added to (or deducted from) the Public Offering Price.
(3) Units are offered at the Public Offering Price plus accrued interest to the date of settlement (three business days after purchase). On the above date there was added to the Public Offering Price of the Insured Corporate Trust, Series 2, $109.10, accrued interest to the settlement date of $0.21 for a total price of $109.31.
(4) Par value per Unit is each Unit's pro rata share of aggregate principal amount of Bonds in the Trust adjusted to reflect cash, if any, held in or advanced to the Principal Account.
(5) See "Estimated Long Term Return and Estimated Current Return" in Part One for an explanation of these returns.
(6) The Trustee's Annual Fee per $1000 principal amount of Bonds set forth above is calculated for Unitholders electing the monthly plan of distribution. The Trustee's Annual Fee per $1000 principal amount of Bonds for Insured Corporate Trust, Series 2, will be $1.3562 under the quarterly distribution option and $1.1612 under the semi-annual distribution option.

                               NUVEEN UNIT TRUSTS
              NUVEEN INSURED CORPORATE TRUST, SERIES 2 (LONG-TERM)

                             STATEMENT OF NET ASSETS

                                  July 31, 1998

ASSETS:

     Investments in securities, at market value
        (Cost $17,291,267) (Note 1)....................................................             $17,686,200
     Accrued interest receivable.......................................................                 354,185
     Organization costs (Note 1).......................................................                  21,208
                                                                                                   ------------
                 Total assets..........................................................              18,061,593
                                                                                                   ============

LIABILITIES:
     Advance from trustee..............................................................                 215,098
     Accrued trustee and evaluator fees................................................                       -
     Other accrued liabilities.........................................................                   2,000
                                                                                                   ------------

                  Total liabilities....................................................                 217,098
                                                                                                   ------------

                  Net assets, applicable to 176,400 units of fractional undivided
                     interest outstanding..............................................             $17,844,495
                                                                                                    ===========

    NET ASSETS, REPRESENTED BY:
     Cost to original investors of 176,400 units sold..................................             $18,170,257
         Less initial underwriting commission (Note 1).................................               (890,343)
                                                                                                    -----------
                                                                                                     17,279,914
     Undistributed net investment income...............................................                 169,648
     Unrealized appreciation of investments............................................                 394,933
                                                                                                    -----------
                                                                                                    $17,844,495
                                                                                                    ===========

NET ASSET VALUE PER UNIT:
                                                                                       NET ASSET VALUE PER UNIT

                                                                            BEFORE
                 TYPE OF                              UNITS                 ACCRUED       ACCRUED
          INCOMED ISTRIBUTION                      OUTSTANDING              INTEREST      INTEREST        TOTAL
                                                   -----------            -----------    -----------   ---------

Monthly...............................               125,212               $100.20          0.55        $100.75
Quarterly.............................                17,271                100.20          1.67         101.87
Semi-Annual...........................                33,917                100.20          1.68         101.88
                                                    ---------              =======          ====         ======
                                                     176,400
                                                    =========

See accompanying notes to financial statements.

                                      NUVEEN UNIT TRUSTS
                      NUVEEN INSURED CORPORATE TRUST, SERIES 2 (LONG-TERM)

                       STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE PERIOD AUGUST 6, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 1998

STATEMENT OF OPERATIONS

Investment income (Note 1):
     Interest income..............................................................               $905,466
                                                                                               ----------
     Expenses (Note 3):
         Trustee fees and expenses................................................                 22,122
         Evaluator fees...........................................................                  2,150
         Organization costs (Note 1)..............................................                  5,302
                                                                                               ----------
              Total expenses......................................................                 29,574
                                                                                               ----------
                  Net investment income...........................................                875,892

Net change in unrealized appreciation or
     depreciation of investments..................................................                394,933
                                                                                                  -------
Net increase in net assets
    from operations...............................................................             $1,270,825
                                                                                               ==========

STATEMENT OF CHANGES IN NET ASSETS
Operations:
     Net investment income........................................................               $875,892
     Net change in unrealized appreciation or
       depreciation of investments................................................                394,933
                                                                                               ----------
                Net increase in net assets
                     from operations..............................................              1,270,825
Issuance of additional units......................................................             15,257,316
Distributions to unitholders from net investment income...........................              (706,244)
                                                                                              -----------
Total increase in net assets......................................................             15,821,897
Net assets at beginning of period (Note 1)........................................              2,022,598
                                                                                              -----------
Net assets at end of period (including undistributed net income of $169,648)......            $17,844,495
                                                                                              ===========

See accompanying notes to financial statements.

                               NUVEEN UNIT TRUSTS
              NUVEEN INSURED CORPORATE TRUST, SERIES 2 (LONG-TERM)

                             SCHEDULE OF INVESTMENTS

                                  JULY 31, 1998


                                                     OPTIONAL                                                         CARRYING
                                                    REDEMPTION                                     RATINGS(2)           VALUE
                                                    PROVISIONS                               STANDARD                AT MARKET
PRINCIPAL   NAME OF ISSUER AND TITLE OF ISSUE            (1)        COUPON     MATURITY      & POOR'S      MOODY'S   (BID PRICES)
---------   ---------------------------------    ---------------   --------    --------      --------      ------    ------------

$   840,000 United States of America Treasury
            Securities, Stripped Principal              No Optional
            Payments (General Obligation Bonds.)(3)      Call Price      0.00%   Due 8-15-22     N/A         N/A         $208,950

  2,100,000 Bellsouth Telecommunications Company    2003 at $104.75     7.500%   Due 6-15-33     AAA         Aaa        2,231,250
  2,100,000 Cincinnati Gas & Electric Company       2003 at $103.54     7.200%   Due 10-1-23     AAA         Aaa        2,160,375
  2,100,000 New York Telephone Company              2004 at $103.06     7.250%   Due 2-15-24     AAA         Aaa        2,197,125
  2,100,000 Pacific Bell Telephone Company          2003 at $103.37     7.375%   Due 6-15-25     AAA         Aaa        2,220,750
  2,100,000 Public Service Electric & Gas Company   2003 at $102.74     7.000%   Due  9-1-24     AAA         Aaa        2,157,750
  2,100,000 Texas Utilities Electric Company        2003 at $103.35     7.375%   Due 10-1-25     AAA         Aaa        2,178,750
  2,100,000 U.S. West Communications Company        2003 at $101.95     6.875%   Due 9-15-33     AAA         Aaa        2,079,000
  2,100,000 Virginia Electric & Power Company       2003 at $103.16     7.500%   Due  6-1-23     AAA         Aaa        2,252,250
-----------                                                                                                           -----------
$17,640,000                                                                                                           $17,686,200
===========                                                                                                           ===========

See accompanying notes to Financial Statements and Notes to Schedule of Investments.

                          NOTES TO FINANCIAL STATEMENTS

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         The Insured Corporate Trust commenced operations on August 6, 1997 with the initial deposit of 21,000 units having a value of $2,022,598.

         The Trustee is responsible for maintaining the books and records of the Trust on a cash basis and for safekeeping securities owned by the Trust. The Sponsor is responsible for preparation of the financial statements in accordance with generally accepted accounting principles based upon the books and records provided by the Trustee. The following is a summary of the significant accounting policies followed by the Trust.

         Organizational and Offering Costs -- The Trust (and therefore Unitholders) will bear all or a portion of the estimated organizational and offering costs which will be deferred and amortized over five years from the Initial Date of Deposit or the life of the Trust, whichever comes first.

         Security Valuation -- The Bonds are reflected at market value in the accompanying statement of net assets. The Sponsor determines the market price of the Bonds in the Trust (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers (including the Sponsor) who customarily deal in bonds comparable to those held by the Trust, (2) if bid prices are not available for any of the Bonds, on the basis of bid prices for comparable bonds, (3) by causing the value of the Bonds to be determined by others engaged in the practice of evaluating, quoting or appraising comparable bonds, or (4) by any combination of the above.

         Unit Valuation -- On the Date of Deposit, the Public Offering Price of Units was determined by adding a sales charge to the Trustee's determination of the offering price of the Bonds. The value of Units offered in the secondary market maintained by the Sponsor is based upon the pro rata share of the bid price of the Bonds, plus a sales charge determined in accordance with the table set forth in Part One under the caption "Public Offering Price" based on the number of years remaining to the maturity of each Bond and adjusted for cash, if any, held or owed by such Trust.

         The initial underwriting commission and investors' original cost of Units, as shown on the statement of net assets, are based upon the assumption that the maximum sales commission was charged for each initial purchase of Units.

         Income and Expenses -- Income and expenses are recognized on the accrual basis of accounting. Gains and losses from Bond transactions are determined on a specific identification basis.

2.       INCOME TAX STATUS:

         The trust is not an association taxable as a corporation for Federal income tax purposes, and, therefore, has recorded no provision for Federal income taxes. Each unitholder is considered to be the owner of a pro rata portion of the Trust under Subpart E, subchapter J of Chapter 1 of the Internal Revenue Code of 1986 and will have a taxable event each time the Trust disposes of a bond.

3.       INSURANCE:

         Insurance guaranteeing the scheduled payment of principal and interest on all of the Corporate Bonds in the Trust has been obtained either directly by the issuer of such Bonds or by the Sponsor itself from MBIA Insurance Corporation. Such insurance results in the Corporate Bonds of the Trust being rated "AAA" by Standard & Poor's. Such insurance does not guarantee the market value of the Corporate Bonds in the Trust or the value of the units of the underlying trust.

4.       OPERATING EXPENSES:

         See "Operating Expenses" in Part One of this Prospectus for information with respect to trustee and evaluator fees and expenses.

5.       USE OF ESTIMATES:

         The preparation of the Trust's financial statements in conformity with generally accepted accounting principles requires the Sponsor to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

                       NOTES TO SCHEDULE(S) OF INVESTMENTS

            1. The Bonds are first subject to optional redemption in the years, and at the prices shown. Unless otherwise indicated, the Bonds, except for Bonds issued at a substantial original issue discount, are redeemable at declining prices (but not below par value) in subsequent years. Original issue discount bonds are generally redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable, some premium, the amount of which will decline in subsequent years. The Bonds may also be subject to sinking fund redemption without premium prior to the dates shown.

         Certain Bonds may be subject to redemption without premium prior to the date shown pursuant to special or mandatory call provisions; for example, if bond proceeds are not able to be used as contemplated, the project is condemned or sold, or the project is destroyed and insurance proceeds are used to redeem the bonds. (See Part One, "Composition of Trusts.")

         The Trustee's determination of the offering price of Bonds in the Trust may be greater or less than the amounts that may be received upon redemption or maturity of such Bonds. Subject to rules concerning amortization of bond premium and of original issue discount, gain or loss realized by the Trustee on disposition of any Bonds will be recognized as taxable capital gain or loss by Unitholders. (See Part One, "Tax Status of Unitholders.")

            2. The ratings shown, which are not covered by the report of independent public accountants, are those assigned as of the date of the Schedule of Investments. Any Bonds insured by MBIA are rated AAA by Standard & Poor's Corporation and/or Aaa by Moody's Investors Service, Inc.

            3. This Security has been purchased at a deep discount from the par value because there is no stated interest income thereon. Securities which pay no interest are normally described as "zero coupon" securities. Over the life of Securities purchased at a deep discount, the value of such Securities will increase such that, upon maturity, the holders of such Securities will receive 100% of the principal amount thereof.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

         To the Board of Directors of John Nuveen & Co. Incorporated and Unitholders of Nuveen Unit Trusts, Series 2:

         We have audited the accompanying statement of net assets and schedule of investments of Nuveen Unit Trusts, Series 2 (consisting of Nuveen Insured Corporate Trust, Series 2 (Long-Term)), as of July 31, 1998 and the related statements of operations and changes in net assets for the periods indicated on the face of the financial statements. These financial statements are the responsibility of the Sponsor (See Note 1). Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. In addition, securities owned as of July 31, 1998 were confirmed by direct correspondence with the Trustee. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Trust constituting the Nuveen Unit Trusts, Series 2, as of July 31, 1998, the results of its operations and changes in its net assets for the periods indicated on the face of the financial statements, in conformity with generally accepted accounting principles.

                                        ARTHUR ANDERSEN LLP

Chicago, Illinois
November 30, 1998

                             PROSPECTUS -- PART TWO

Part Two must be accompanied by Part One.
-------------------------------------------------------------------------------

 Sponsor                      John Nuveen & Co. Incorporated
                              333 West Wacker Drive
                              Chicago, Illinois 60606
                              312-917-7700
--------------------------------------------------------------------------------

                              Swiss Bank Tower
                              10 East 50th Street
                              New York, New York 10022
                              212-207-2000
--------------------------------------------------------------------------------

 Trustee                      The Chase Manhattan Bank
                              4 New York Plaza
                              New York, New York 10004-2413
                              800-257-8787
--------------------------------------------------------------------------------

 Legal Counsel                Chapman and Cutler
 to Sponsor                   111 West Monroe Street
                              Chicago, Illinois 60603
--------------------------------------------------------------------------------

 Legal Counsel                Carter, Ledyard & Milburn
 to Trustee                   2 Wall Street
                              New York, New York 10005
--------------------------------------------------------------------------------

 Independent                  Arthur Andersen LLP
  Public Accountants          33 West Monroe Street
  for the Trust               Chicago, Illinois 60603
--------------------------------------------------------------------------------

         Except as to the statements made herein furnished by the Trustee, the Trustee has assumed no responsibility for the accuracy, adequacy and completeness of the information contained in this Prospectus.

         This Prospectus does not contain all of the information set forth in the registration statement and exhibits relating thereto, filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, and to which reference is made.

         No person is authorized to give any information or to make any representations not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Trust, the Trustee or the Sponsor. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state. The Trust is registered as a Unit Investment Trust under the Investment Company Act of 1940. Such registration does not imply that the Trust or any of its Units has been guaranteed, sponsored, recommended or approved by the United States or any state or agency or officer thereof.

                          NUVEEN UNIT TRUSTS, SERIES 2
                             INFORMATION SUPPLEMENT

         The Information Supplement provides additional information concerning the structure and operations of a Nuveen Unit Trust not found in the prospectuses for the Trusts. This Information Supplement is not a prospectus and does not include all of the information that a prospective investor should consider before investing in a Trust. This Information Supplement should be read in conjunction with the prospectus for the Trust in which an investor is considering investing ("PROSPECTUS"). Copies of the Prospectus can be obtained by calling or writing the Trustee at the telephone number and address indicated in Part One of the Prospectus. This Information Supplement has been created to supplement information contained in the Prospectus.

         This Information Supplement is dated December 30, 1998. Capitalized terms have been defined in the Prospectus.

                                TABLE OF CONTENTS

Accumulation Plan........................................................1
Information About the Sponsor............................................4
Description of Ratings...................................................5
Estimated Cash Flows.....................................................8
How to Calculate Your Estimated Income..................................12

ACCUMULATION PLAN

         The Sponsor, John Nuveen & Co. Incorporated, is also the principal underwriter of the Accumulation Funds listed in the following table. Each of these funds is an open-end, diversified management investment company into which Unitholders may choose to reinvest Trust distributions automatically, without any sales charge. Unitholders may reinvest both interest and principal distributions or principal distributions only. Each Accumulation Fund has investment objectives which differ in certain respects from those of the Trusts and may invest in securities which would not be eligible for deposit in the Trusts. The investment adviser to each Accumulation Fund is a wholly-owned subsidiary of the Sponsor. Unitholders should contact their financial adviser or the Sponsor to determine which of the Accumulation Funds they may reinvest into, as reinvestment in certain of the Accumulation Funds may be restricted to residents of a particular state or states. Unitholders may obtain a prospectus for each Accumulation Fund through their financial adviser or through the Sponsor at (800) 621-7227. For a more detailed description, Unitholders should read the prospectus of the Accumulation Fund in which they are interested.

         The following is a complete list of the Accumulation Funds currently available, as of the Date of Deposit of this Prospectus, to Unitholders under the Accumulation Plan. The list of available Accumulation Funds is subject to change without the consent of any of the Unitholders.

ACCUMULATION FUNDS

MUTUAL FUNDS

NUVEEN FLAGSHIP MUNICIPAL TRUST

         Nuveen Municipal Bond Fund
         Nuveen Insured Municipal Bond Fund
         Nuveen Flagship All-American Municipal Bond Fund
         Nuveen Flagship Limited Term Municipal Bond Fund
         Nuveen Flagship Intermediate Municipal Bond Fund

NUVEEN FLAGSHIP MULTISTATE TRUST I

         Nuveen Flagship Arizona Municipal Bond Fund
         Nuveen Flagship Colorado
         Municipal Bond Fund
         Nuveen Flagship Florida Municipal Bond Fund
         Nuveen Flagship Florida Intermediate Municipal Bond Fund
         Nuveen Maryland Municipal Bond Fund
         Nuveen Flagship New Mexico Municipal Bond Fund
         Nuveen Flagship Pennsylvania Municipal Bond Fund
         Nuveen Flagship Virginia Municipal Bond Fund

NUVEEN FLAGSHIP MULTISTATE TRUST II

         Nuveen California Municipal Bond Fund
         Nuveen California Insured Municipal Bond Fund
         Nuveen Flagship Connecticut Municipal Bond Fund
         Nuveen Massachusetts Municipal Bond Fund
         Nuveen Massachusetts Insured Municipal Bond Fund
         Nuveen Flagship New Jersey Municipal Bond Fund
         Nuveen Flagship New Jersey Intermediate Municipal Bond Fund Nuveen Flagship New York Municipal Bond Fund
         Nuveen New York Insured Municipal Bond Fund

NUVEEN FLAGSHIP MULTISTATE TRUST III

         Nuveen Flagship Alabama Municipal Bond Fund
         Nuveen Flagship Georgia Municipal Bond Fund
         Nuveen Flagship Louisiana Municipal Bond Fund
         Nuveen Flagship North Carolina Municipal Bond Fund
         Nuveen Flagship South Carolina Municipal Bond Fund
         Nuveen Flagship Tennessee Municipal Bond Fund

NUVEEN FLAGSHIP MULTISTATE TRUST IV

         Nuveen Flagship Kansas Municipal Bond Fund
         Nuveen Flagship Kentucky Municipal Bond Fund
         Nuveen Flagship Kentucky Limited Term Municipal Bond Fund Nuveen Flagship Michigan Municipal Bond Fund
         Nuveen Flagship Missouri Municipal Bond Fund
         Nuveen Flagship Ohio Municipal Bond Fund
         Nuveen Flagship Wisconsin Municipal Bond Fund

Flagship Utility Income Fund
Nuveen Investment Trust
Nuveen Growth and Income Stock Fund

Nuveen Balanced Municipal and Stock Fund

Nuveen Balanced Stock and Bond Fund
Nuveen European Value Fund
Nuveen Investment Trust II

Nuveen Rittenhouse Growth Fund

MONEY MARKET FUNDS

Nuveen California Tax-Free Money Market Fund
Nuveen Massachusetts Tax-Free Money Market Fund
Nuveen New York Tax- Free Money Market Fund
Nuveen Tax-Free Reserves, Inc.
Nuveen Tax-Exempt Money Market Fund, Inc.

         Each person who purchases Units of a Trust may become a participant in the Accumulation Plan and elect to have his or her distributions on Units of the Trust invested directly in shares of one of the Accumulation Funds. Reinvesting Unitholders may select any interest distribution plan. Thereafter, each distribution of interest income or principal on the participant's Units (principal only in the case of a Unitholder who has chosen to reinvest only principal distributions) will, on the applicable distribution date, or the next day on which the New York Stock Exchange is nominally open ("BUSINESS DAY") if the distribution date is not a business day, automatically be received by the transfer agent for each of the Accumulation Funds, on behalf of such participant and applied on that date to purchase shares (or fractions thereof) of the Accumulation Fund chosen at net asset value as computed as of 4:00 p.m. eastern time on each such date. All distributions will be reinvested in the Accumulation Fund chosen and no part thereof will be retained in a separate account.
These purchases will be made without a sales charge.

         The Transfer Agent of the Accumulation Fund will mail to each participant in the Accumulation Plan a quarterly statement containing a record of all transactions involving purchases of Accumulation Fund shares (or fractions thereof) with Trust interest distributions or as a result of reinvestment of Accumulation Fund dividends. Any distribution of principal used to purchase shares of an Accumulation Fund will be separately confirmed by the Transfer Agent. Unitholders will also receive distribution statements from the Trustee detailing the amounts transferred to their Accumulation Fund accounts.

         Participants may at any time, by so notifying the Trustee in writing, elect to change the Accumulation Fund into which their distributions are being reinvested, from principal only reinvestment to reinvestment of both principal and interest or vice versa, or to terminate their participation in the Accumulation Plan altogether and receive future distributions on their Units in cash. There will be no charge or other penalty for such change of election or termination. The character of Trust distributions for income tax purposes will remain unchanged even if they are reinvested in an Accumulation Fund.

INFORMATION ABOUT THE SPONSOR

         Since our founding in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolio is the principal source of their ongoing financial security. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

         A value investing approach--purchasing securities of strong companies and communities that represent good long-term value--is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of a century of investment experience, including one of the most recognized research departments in the industry.

         To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of taxable and tax-free investment products--including equity and fixed-income mutual funds, unit trusts, exchange-traded funds, customized asset management services and cash management products. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by the St. Paul Companies, Inc. ("ST. PAUL"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen is a member of the National Association of Securities Dealers, Inc. and the Securities Industry Association and has its principal office located in Chicago (333 West Wacker Drive). Nuveen maintains 8 regional offices.

         To help advisers and investors better understand and more efficiently use an investment in the Trusts to reach their investment goals, the Trust's sponsor, John Nuveen & Co. Incorporated, may advertise and create specific investment programs and systems. For example, such activities may include presenting information on how to use an investment in the Trusts, alone or in combination with an investment in other mutual funds or unit investment trusts sponsored by Nuveen, to accumulate assets for future education needs or periodic payments such as insurance premiums. The Sponsor may produce software or additional sales literature to promote the advantages of using the Trusts to meet these and other specific investor needs.

         The Sponsor offers a program of advertising support to registered broker-dealer firms, banks and bank affiliates ("FIRMS") that sell Trust Units or shares of Nuveen Open-End Mutual Funds (excluding money-market funds) ("FUNDS"). Under this program, the Sponsor will pay or reimburse the Firm for up to one half of specified media costs incurred in the placement of advertisements which jointly feature the Firm and the Nuveen Funds and Trusts. Reimbursements to the Firm will be based on the number of the Firm's registered representatives who have sold Fund Shares and/or Trust Units during the prior calendar year according to an established schedule. Reimbursements under this program will be made by the Sponsor and not by the Funds or Trusts.

         A comparison of the estimated returns of the Trust and the historic performance of corporate bonds to the returns and performance of other investments is one element to consider in making an informed investment decision. The Sponsor may compare the estimated returns of a Trust with the current or historical yields or returns of other investments, including Certificates of Deposit, U.S. Government Securities and money market funds. In addition, the Sponsor may compare the returns of various indices with the estimated returns of a Trust and the historical or current returns of Corporate bonds and Corporate bond indices. The Sponsor may also quote various performance measures and studies in order to compare the historical returns available from an investment in Corporate bonds with investments in other tax-free and taxable securities. Other types of fixed income securities have investment characteristics that differ from those of the Trust. U.S. Government bonds are long-term investments backed by the full faith and credit of the U.S. Government and are subject to federal income tax but are exempt from state and local personal income taxes. Bank CDs are generally short-term FDIC insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Both bank CDs and corporate bonds are generally subject to both federal and state income taxes. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features that enhance liquidity.

DESCRIPTION OF RATINGS

         STANDARD & POOR'S CORPORATION. A description of the applicable Standard & Poor's Corporation rating symbols and their meanings follows:

         A Standard & Poor's rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

The rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

                    I. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

                   II.     Nature of and provisions of the obligation;

                  III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA--Bonds rated AA have a very strong capacity to pay interest and repay principal, and differ from the highest rated issues only in small degree.

         A--Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher rated categories.

         PLUS (+) OR MINUS (-): The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         PROVISIONAL RATINGS: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

         NOTE RATINGS: A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating.

         Note rating symbols are as follows:

                  SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

                  SP-2     Satisfactory capacity to pay principal and interest.

         MOODY's INVESTORS SERVICE, INC. A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follows:

         Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that, with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

         Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

         A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

         Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations move in parallel with Aaa, Aa and A obligations during periods of economic normalcy, except in instances of oversupply.

         Con. (--)--Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

NOTE RATINGS:

         MIG 1--This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG 2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group,

ESTIMATED CASH FLOWS

         The tables below set forth the estimated distributions per Unit of interest and principal to Unitholders under each plan of distribution as of the Initial Date of Deposit. The tables assume no changes in Trust expenses, no redemptions or sales of the underlying Bonds prior to maturity and the receipt of all principal due upon maturity. To the extent the foregoing assumptions change, actual distributions will vary. There is no guarantee that the principal amount distributed to a Unitholder by the Trust will be equivalent to the investor's original investment.

NUVEEN INSURED CORPORATE TRUST, SERIES 2 (LONG-TERM)


                                            MONTHLY

                                                     TOTAL PRINCIPAL & INTEREST
                                     DATES                    PAYMENT
                         9/15/97                             $0.4622
                         10/15/97 - 8/15/02                   0.5547
                         9/15/02 - 7/15/22                    0.5562
                         8/15/22                              5.3181
                         9/15/22 - 5/15/23                    0.5571
                         6/15/23                             12.4618
                         7/15/23 - 9/15/23                    0.4851
                         10/15/23                            12.3898
                         11/15/23 - 1/15/24                   0.4161
                         2/15/24                             12.3208
                         3/15/24 - 8/15/24                    0.3465
                         9/15/24                             12.2512
                         10/15/24 - 5/15/25                   0.2793
                         6/15/25                             12.1840
                         7/15/25 - 9/15/25                    0.2085
                         10/15/25                            12.1132
                         11/15/25 - 5/15/33                   0.1377
                         6/15/33                             12.0424
                         7/15/33 & 8/15/33                    0.0657
                         9/15/33                             11.9376

                                             QUARTERLY

                                                     TOTAL PRINCIPAL & INTEREST
                                     DATES                    PAYMENT

                          9/15/97                          $0.4622
                          11/15/97                          1.1154
                          2/15/98 - 8/15/02                 1.6731
                          11/15/02 - 5/15/22                1.6776
                          8/15/22                           6.4395
                          11/15/22 - 5/15/23                1.6803
                          6/15/23                          11.9047
                          8/15/23                           1.5354
                          10/15/23                         11.9047
                          11/15/23                          1.3932
                          2/15/24                          13.1593
                          5/15/24 - 8/15/24                 1.0449
                          9/15/24                          11.9047
                          11/15/24                          0.9099
                          2/15/25 - 5/15/25                 0.8424
                          6/15/25                          11.9047
                          8/15/25                           0.7002
                          10/15/25                         11.9047
                          11/15/25                          0.5580
                          2/15/26 - 5/15/33                 0.4158
                          6/15/33                          11.9047
                          8/15/33                           0.2709
                          9/15/33                          12.0018


                                              SEMI-ANNUAL

                                                   TOTAL PRINCIPAL & INTEREST
                                     DATES                 PAYMENT

                          9/15/97                        $0.4622
                          11/15/97                        1.1190
                          5/15/98 - 5/15/02               3.3570
                          11/15/02 - 5/15/22              3.3642
                          8/15/22                         4.7619
                          11/15/22                        3.3678
                          5/15/23                         3.3696
                          6/15/23  & 10/15/23           11.9047
                          11/15/23                        2.9376
                          2/15/24                        11.9047
                          5/15/24                         2.3058
                          9/15/24                        11.9047
                          11/15/24                        1.9602
                          5/15/25                         1.6902
                          6/15/25 & 10/15/25             11.9047
                          11/15/25                        1.2618
                          5/15/26 - 5/15/33               0.8334
                          6/15/33                        11.9047
                          9/15/33                        12.3634

EXAMPLE OF HOW TO CALCULATE YOUR ESTIMATED INCOME (AS OF THE DAY PRIOR TO INITIAL DATE OF DEPOSIT):

               NUVEEN INSURED CORPORATE TRUST, SERIES 2 (LONG-TERM)

                  $10,000          DIVIDED BY $101.36             =   98.658

Investment (as of 8/5/97)       Offering price and       # of units purchased
                                  accrued interest
     98.658       x                    $6.6590                   =   $656.96
# of units purchased           Annual income per unit           annual income
                                   (monthly plan)

                           CONTENTS OF POST-EFFECTIVE
                             REGISTRATION STATEMENT

This Post-Effective Amendment to the Registration Statement comprises the following papers and documents:

     The facing sheet
     The Prospectus
     The signatures
     Consent of Independent Public Accountants

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Nuveen Unit Trusts, Series 2, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Chicago and State of Illinois on the 30th day of December, 1998.

                                         NUVEEN UNIT TRUSTS, SERIES 2
                                         ----------------------------
                                         (Registrant)

                                      By JOHN NUVEEN & CO. INCORPORATED
                                         ------------------------------
                                         (Depositor)

                                      By  LARRY W. MARTIN
                                          -----------------------------
                                          Vice President

                                 Attest   KAREN L. HEALY
                                          -----------------------------
                                          Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE                TITLE*                             DATE

Timothy R. Schwertfeger  Chairman, Board of Directors      )
                         Chief Executive Officer           )
                         and Director                      )
                                                           )
                                                           )
Anthony T. Dean          President, Chief Operating        ) LARRY W. MARTIN
                                                             -----------------
                         Officer and Director              ) Larry W. Martin
                                                           ) Attorney-in-Fact**
                                                           )
John P. Amboian          Chief Financial Officer and       ) December 30th, 1998
                         Executive Vice President          )
                                                           )
Margaret E. Wilson       Vice President and Controller     )
                                                           )
                                                           )
                                                           )
-----------------------

* The titles of the persons named herein represent their capacity in and relationship to John Nuveen & Co. Incorporated, the Depositor.

** The powers of attorney for Messrs. Amboian, Dean and Schwertfeger were filed as Exhibit P to form N-8b-2 (File No. 811-08103) and for Ms. Wilson as Exhibit 6.2 to Nuveen Unit Trusts, Series 12
         (File No. 333-49197).